UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Western Alliance Bancorporation

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Notice of 2020 Annual Meeting of Stockholders

Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

2020 Annual Meeting of Stockholders

DATE AND TIME	LOCATION	RECORD DATE

Thursday, June 11, 2020 11:00 a.m., local time	One E. Washington Street Suite 1400 Phoenix, Arizona*	April 13, 2020

Voting Matters and Board Recommendations			How to Vote

Proposal No.		Board Recommendation

Internet

by going to www.proxyvote.com and
following the online instructions. You will
need information from your Notice of
Internet Availability or proxy card, as
applicable, to submit your proxy.

Telephone

by calling 1-800-690-6903 and
following the voice prompts. You will need
information from your Notice of Internet
Availability or proxy card, as applicable,
to submit your proxy.

Mail

(if you request to receive your
proxy materials by mail):
by marking your vote on your proxy card,
signing your name exactly as it appears on
your proxy card, dating your proxy card, and
returning it in the envelope provided.

1.	Election of Directors. To elect fourteen directors to the Board of Directors for a one-year term (“Proposal No. 1” or “Election of Directors”)	“FOR”
2.	Advisory (Non-Binding) Vote on Executive Compensation. To approve, on a non-binding advisory basis, executive compensation (“Proposal No. 2” or “Say-on-Pay”)	“FOR”
3.

Equity Plan Amendment.

To approve the amendment and restatement of the 2005 Stock Incentive Plan to increase the number of shares of our common stock available for issuance thereunder, extend the termination date of the plan to 2030, and make certain other changes (“Proposal No. 3” or “Equity Plan Amendment”)

“FOR”
4.	Ratification of Auditor. To ratify the appointment of RSM US LLP as the Company’s independent auditor (“Proposal No. 4” or “Ratification of Auditor”)	“FOR”

By order of the Board of Directors,

Randall S. Theisen

Secretary

Phoenix, Arizona

April 27, 2020

*

If it becomes necessary due to COVID-19 precautions or impacts to change the date, time, location and/or means of holding the Annual Meeting (including solely by means of remote communication), we will announce the change(s) in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 11, 2020: This proxy statement, along with our annual report on Form 10-K for the fiscal year ended December 31, 2019, are available free of charge online at www.proxyvote.com.

WESTERN ALLIANCE | ABOUT US

WESTERN ALLIANCE PERFORMANCE

With more than $27 billion in assets, Western Alliance Bancorporation (NYSE:WAL) is one of the country’s top-performing bank holding companies, according to Bank Director Magazine and S&P Global, and has ranked in the top 10 on the Forbes “Best Banks in America” list for five consecutive years, 2016-2020. Its primary subsidiary, Western Alliance Bank, Member FDIC, helps business clients realize their growth ambitions with local teams of experienced bankers who deliver superior service and a full spectrum of customized loan, deposit and treasury management capabilities. Business clients also benefit from a powerful array of specialized financial services that provide strong expertise and tailored solutions for a wide variety of industries and sectors. A national presence with a regional footprint, Western Alliance Bank operates individually branded, full-service banking divisions and has offices in key markets nationwide.

Top Performing Commercial Client Focused Bank

We believe shareholder value is deeply correlated to loan, deposit and revenue growth, outstanding asset quality, and predictable and sustainable earnings.

KEY

  2019 Performance

Total Shareholder Return	Total Assets	Loan Growth	Deposit Growth
46%	$27B	$3.4B 19.1% YoY growth	$3.6B 18.9% YoY growth

Top-tier performance	Earnings 10th consecutive year of rising earnings	ROATCE* 19.6%	Operating Efficiency Ratio* 42.7%

	Record revenues $1.1B Net Income of $499.2M	ROAA 2.00%	Earnings Per Share $4.84 11% YoY growth

*	Non-GAAP financial measure: See our 2019 Annual Report on Form 10-K for further information and a reconciliation to the most directly comparable GAAP financial measure.

i            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

WESTERN ALLIANCE | ABOUT US

Significant Capital Base	Focused Asset Quality Management	Strong Liquidity Access

• Tangible Common Equity/ Total Assets of 10.3%* • Common Equity Tier 1 ratio of 10.6% • Tangible Book Value Per Share: $26.54 (20.3% YoY growth); grown by 160% over the past 5 years*

•  Strong risk management culture and framework established throughout organization

•  2019 Net Charge Offs of 2bps, compared to 15bps for peers

•  Non-performing assets of 0.26%, 10bps below average of peers**

• Loan growth funded through core deposits • $6.8B in unused borrowing capacity • $2.5B unpledged marketable securities

STRATEGIC

Objectives

•  Promote disciplined and thoughtful loan growth funded with rising deposits.

•  Carefully manage our balance sheet with regards to asset sensitivity.

•  De-risk our loan composition.

•  Maintain industry-leading operating efficiency.

•  Support foundational risk management practices with a strong capital base, focused asset quality, and access to ample liquidity.

*	Non-GAAP financial measure: See our 2019 Annual Report on Form 10-K for further information and a reconciliation to the most directly comparable GAAP financial measure.
**	Peers consist of 55 major exchange traded banks with total assets between $15B and $150B as of December 31, 2019, excluding target banks of pending acquisitions.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            ii

WESTERN ALLIANCE | ABOUT US

A Decade of Western Alliance

Corporate Governance Milestones

iii            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

WESTERN ALLIANCE | ABOUT US

SHAREHOLDER ENGAGEMENT

We maintain an ongoing, proactive outreach effort with our shareholders in a variety of ways. Throughout the year, our Investor Relations team and business leaders regularly meet with current shareholders, prospective investors, and investment analysts. These meetings often include our CEO, CFO, or line of business leaders in order to engage shareholders and solicit feedback on various topics relevant to the Company’s performance and strategy.

Since Q4 2018, as part of our proactive shareholder engagement strategy, in addition to attending numerous investment analyst-sponsored industry conferences, management undertook five separate trips to nine major US cities in order to meet in-person with more than 50 existing and prospective investors. The feedback received from our shareholders is communicated to business leaders and the Board, and helps inform our business decisions and strategy, when appropriate.

ENGAGEMENT

Strategies

Who we engage: ∎ Institutional shareholders ∎ Retail shareholders ∎ Equity research analysts ∎ Proxy advisory firms ∎ ESG rating firms ∎ Industry thought leaders	How we communicate: ∎ Proxy Statement ∎ Annual Report ∎ SEC Filings ∎ Press Releases ∎ Investor relations website ∎ Investor meetings

2019 Engagements

∎  Met with shareholders and interested investors in cities throughout the country

∎  Senior Management conducted 5 non-deal roadshows, visited 9 cities and hosted >50 investor meetings

∎  Participated in 10 investor conferences

∎  Both of our Chief Executive Officer and Chairman of the Board presented at the 2019 Annual Meeting of the Shareholders

Topics we discussed:
∎ Business strategy and execution ∎ Financial Performance ∎ Asset quality and risk oversight ∎ Executive compensation & incentives ∎ Ad hoc topics ∎ ESG disclosures ∎ Board composition

How we engage:
∎ Shareholder engagement program ∎ Quarterly earnings calls ∎ Investor conferences ∎ Annual Shareholder Meeting

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            iv

WESTERN ALLIANCE | ENVIRONMENTAL, SOCIAL & GOVERNANCE

CORPORATE RESPONSIBILITY: WHO WE ARE

For Our
Community

Affordable Housing

•  We made $296.1 million in total loans and investments supporting affordable and low-income housing projects in 2019 alone.

•  In 2019, employees provided 4,132 community service hours* assisting first time homeowners who are eligible to receive down payment assistance through the Federal Home Loan Affordable Housing Programs.

•  We partner with the Federal Home Loan Bank to assist low to moderate income families with acquiring a down payment toward the purchase of a home, for a total of over $3.2 million dollars during 2019. Western Alliance Bank is the largest provider of these grants year after year in all of Arizona, California, and Nevada.

Small Businesses

•  $384.1 million total loans in support of small businesses in 2019.

•  Invested $6.0 million in Small Business Investment Companies in 2019.

•  We provided $3.0 million in loans and purchased $5.0 million in small business loans by partnering with Community Development Financial Institutions to provide loans or capital to small businesses.

Education

•  We underwrite the Financial Cents digital financial education program and provide it to 28 Title 1 schools. In 2019, the program provided 11,429 hours of financial literacy training to 2,717 students. Students’ test scores indicated that their financial knowledge improved 78%.

•  Employees provided 1,870 service hours* teaching financial literacy to 19,271 students at Title 1 schools.

For Our
Environment

Reduce

•  Through the adoption of drinking water filtration systems, which we have implemented at 95% of our locations, we have significantly reduced our use of plastic water bottles. As part of the roll out, and in celebration of our reaching $25B in assets, each employee received a reusable cup to reduce single-use cups in our locations.

Reuse • When renovating or opening new facilities, we capitalize on opportunities to refinish or reuse furniture, which reduces costs and diverts materials from landfills.
Recycle • Active recycling programs exist at 95% of our locations, targeting 100% by June 30, 2020.

Environmental Risk

•  Our Environmental Risk Officer has nearly two decades of experience performing environmental risk assessments in the private, municipal, and government sectors, and most recently served as the ERO for GE Capital-Franchise Finance.

•  Through the adoption and consistent application of our Environmental Risk Policies and Procedures, we are able to identify environmental risks, establish mitigants and perform thorough due diligence.

•  When environmental problems are identified, we require remediation and cleanup of properties as necessary to protect both ourselves and the environment at large.

*	All community service hours are provided during banking hours by our dedicated employees.

v            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

WESTERN ALLIANCE | ENVIRONMENTAL, SOCIAL & GOVERNANCE

OUR CULTURE

People are the foundation of Western Alliance and we invest in their success. Our people are committed to our clients’ success and, by putting clients first, we create strong shareholder Performance. This leads to tremendous Possibilities to fuel client growth and support our communities, and in turn provide expanding opportunities to attract and retain our People.

Our Values Drive Us

Integrity

We expect everyone to apply high ethical standards and sound judgment in all we do.

Creativity

We are all part of an environment that welcomes new ideas and prizes creative, strategic thinking to benefit customers and our commitment to relationship banking.

Teamwork

We work together across departments, specialty areas and geographies in a productive, collaborative way that forwards the interests of clients and the bank.

Passion

Our passion motivates us to overcome obstacles, think big and do more.

Excellence

We strive to deliver strong performance and excellence in everything we undertake.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            vi

WESTERN ALLIANCE | ENVIRONMENTAL, SOCIAL & GOVERNANCE

OUR PEOPLE

Benefits	Diversity and Inclusion	Employee Retention and Investment

Our people also enjoy: Generous Vacation Policy 11 Paid Holidays New Parent Flex Time 75% 401k Match of the First 6%	In 2019, we rolled out small group D&I trainings across the organization, and are on track for 100% completion in 2020.	We seek to source openings at all levels from the promotion of internal candidates through succession planning. Developing our people is our priority.

OUR PEOPLE PARTICIPATE IN OUR SUCCESS Percentage of Our People Eligible

This is the same Annual Bonus Plan Executives Participate in and can pay out at up to 150% of target.	Stock Grants ensure our people’s interests and our shareholders’ interests are aligned.	Our people are automatically enrolled in our 401(k) Plan, and we have a 92% participation rate.

vii            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

WESTERN ALLIANCE | ENVIRONMENTAL, SOCIAL & GOVERNANCE

OUR BOARD

Board Refreshment and Diversity	Board Best Practices	Board and Committee Meetings in Fiscal 2019

New Director Nominees in 2020: Juan Figuereo Bryan Segedi	Our Leadership: Robert Sarver Executive Chairman Kenneth A. Vecchione Chief Executive Officer Bruce Beach Lead Independent Director	Committee Meetings: Audit – 11 Governance – 7 Compensation – 10 Risk – 8 Finance and Investment – 6

Evaluating and Improving Board Performance	Aligning Director and Shareholder Interest

Board Orientation Yes	Director Stock Ownership Guidelines Yes

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            viii

CORPORATE GOVERNANCE

BOARD OVERVIEW

PROXY STATEMENT

This proxy statement is being provided to stockholders of Western Alliance Bancorporation (“Company”) for solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Company’s headquarters* at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, at 11:00 a.m., local time, on Thursday, June 11, 2020, and any and all adjournments thereof.

Corporate Governance

Our Board of Directors is responsible for ensuring effective governance over the Company’s affairs. The Company has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics. These documents are available in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorporation.com or, for print copies, by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Board Overview

Combining Refreshment and Retention

The Board refreshment process reflects our continued growth as a Company, and our focus on having a Board composed of directors who actively contribute to the evolving needs of the Company, while maintaining the invaluable institutional knowledge brought by more tenured directors. The following information includes the two new director nominees and excludes one current director not nominated for re-election at the Annual Meeting.

*

If it becomes necessary due to COVID-19 precautions or impacts to change the date, time, location and/or means of holding the Annual Meeting (including solely by means of remote communication), we will announce the change(s) in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            1

CORPORATE GOVERNANCE

BOARD OVERVIEW

The Right Skills for our Board

As a part of the Board evaluation and director selection processes, the Nominating and Corporate Governance Committee (the “Governance Committee”) maintains a Director Skills and Traits Matrix (described further in the “Director Selection Process” section of this proxy statement). The Governance Committee and the Board believe that the director nominees for 2020 provide the Company with the right mix of skills and experience necessary for an optimally functioning Board.

Total Director Nominees with Particular Qualifications and Experience (out of 14 Directors Nominees)

12	Corporate Strategy Experience developing and executing long-term strategic plans to encourage innovation and growth.	10	Public Company Board Service Experience as a board member of another publicly-traded company.

8	Industry Background Experience in the financial services industry, particularly in the area of commercial banking, and proven knowledge of key customers and/or associated risks.	12	Corporate Finance & M&A Experience Experience in corporate lending or borrowing, capital markets transactions, significant mergers or acquisitions, private equity, or investment banking.

8	Financial Acumen Experience or expertise in financial accounting and reporting or the financial management of a major organization.	7	Technology/Information Security Experience Understanding of information technology systems and development, and/or information security whether through academia or industry experience.

11	Highly Regulated Industry Experience in a highly regulated industry, such as financial services, gaming, healthcare, pharmaceuticals, etc.	10	Geographic Expertise Knowledge of or experience in a specific geographic area or market in which the Company and its subsidiaries operate.

8	C-Suite Leadership Experience as a Chief Executive Officer, Chief Financial Officer, or a Chief Operating Officer of a major organization.	9	Risk Management Experience assessing and mitigating significant competitive, regulatory, and technological risks across an enterprise.

8	Operations Management Expertise Experience or expertise in managing the operations of a business or major organization	4	Diversity Contributes to the gender and ethnic diversity of the Board.

2            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

Board Leadership Structure

In accordance with the Company’s Bylaws, as amended (“Bylaws”), the Chairman of the Board of Directors (the “Chairman”) is a discretionary position whose sole stated duty is to preside at meetings of the Board of Directors and meetings of stockholders, as well as to perform such other duties as assigned to him by the Board of Directors. The Chief Executive Officer (“CEO”) is required to be a member of the Board of Directors, subject to the direction of the Board of Directors, and has general supervision, direction and control of the business and officers of the Company. The positions of Chairman and CEO may be held by the same person or may be held by two people. The Board of Directors does not have a definitive policy on whether the role of the Chairman and the CEO should be separate.

Since April 1, 2018, Robert Sarver has served as the Company’s Executive Chairman, prior to which he served as the Company’s Chairman and Chief Executive Officer. As Executive Chairman, Mr. Sarver continues to preside over Board meetings and perform other functions customary for a Chairman, along with certain other responsibilities, including, but not limited to, oversight of the Company’s mergers and acquisitions and working with the CEO, Kenneth A. Vecchione, to set the Company’s strategic objectives.

In addition to Mr. Sarver’s invaluable leadership, the Company maintains a Lead Independent Director, selected by the non-management directors. The Board of Directors believes the position contributes to improved corporate performance in the following ways: (1) supporting effective communication and building a productive relationship between the Board of Directors, the Executive Chairman, the CEO and other members of executive management; (2) leading the process for improving performance of the Board of Directors; and (3) assisting in a crisis. Bruce Beach has served as the Company’s Lead Independent Director since 2010. In addition to the duties of all directors, the specific responsibilities of the Company’s Lead Independent Director are as provided below:

Lead Independent Director Responsibilities

•	Assist the Executive Chairman and CEO with setting the Board agenda and schedules;

•	Preside at meetings in the absence of the Chairman;

•	Assist new Board members and provide counsel needed to enable them to become active and productive contributors;

•	Call for meetings of the independent and/or non-management directors as necessary, set the agenda and preside at such meetings;

•	Work with the Governance Committee regarding committee assignments, succession planning and Board candidates;

•	Lead the Board in evaluating the CEO and Executive Chairman;

•	Provide feedback to the CEO and management team on issues of interest or concern to the Directors, including ensuring the Board has the information it has requested;
•	Lead the Board process to ensure focus on strategic issues rather than minutiae;

•	Facilitate outside director action in a crisis;

•	Lead the Board to achieve consensus in its deliberations while reaching timely decisions;

•	Stay informed about Company activities, strategies, performance and provide counsel and feedback to the CEO;

•	Work with the Governance Committee to lead the Board and individual directors through an annual evaluation process; and

•	If requested, communicate directly with stockholders.

The Governance Committee believes this leadership structure is the most appropriate for the Company and its stockholders. The Governance Committee based its determination on a number of reasons, the most significant of which include the following:

•

Mr. Sarver continues to make substantial contributions to the Company’s success, and the Board benefits from his continued advice and engagement. The Company’s current CEO, Mr. Vecchione, and Mr. Sarver work together, and the Company benefits from their combined experience; and

•

The structure of our Board of Directors provides strong oversight by independent directors. Our Lead Independent Director’s responsibilities include leading independent and non-management sessions of the Board of Directors during which our directors meet without management. These sessions allow the Board of Directors to review key decisions and discuss matters in a manner that is independent of the CEO and Executive Chairman and, where necessary, critical of the CEO, the Executive Chairman, and senior management. In addition, each of the Board of Directors’ standing committees is chaired by an independent director.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            3

CORPORATE GOVERNANCE

DIRECTOR SELECTION PROCESS

Director Selection Process

One of the primary responsibilities of the Governance Committee is to assist the Board of Directors in identifying, and reviewing the qualifications of, prospective directors of the Company. The Board of Directors and the Governance Committee periodically review the appropriate size, composition, skills, and diversity of the Board of Directors. In considering candidates for the Board of Directors, the Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Governance Committee-recommended nominee.

The Governance Committee is guided by the following basic selection criteria for all nominees:

•  Whether the director/potential director has the financial acumen or other professional, educational or business experience relevant to an understanding of the Company’s business, such as experience in a regulated industry or a publicly held company;

• Whether the director/potential director would be considered a “financial expert” or “financially literate” as defined in the listing standards of the NYSE or applicable law;

• Whether the director/potential director meets the independence requirements of the SEC and listing standards of the NYSE;

•  The director’s/potential director’s character and integrity, experience and understanding of strategy and policy-setting, reputation for working constructively with others and sufficient time to devote to matters of the Board of Directors;

• Whether the director/potential director possesses a willingness to challenge and stimulate management and the ability to work as part of a team in a highly regulated environment;

•  Whether the director/potential director assists in achieving a mix of Board members that represents a diversity of background, perspective and experience, including with respect to age, gender, race, ethnicity, place of residence and specialized experience; and

•  Whether the director/potential director, by virtue of particular technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a director;

• The director’s/potential director’s educational, business, non-profit or professional acumen and experience.

The Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Governance Committee has adopted a Director’s Skills & Traits Matrix (the “Skills Matrix”) outlining what it believes to be the key areas of expertise needed from Board members and identifying how each member contributes to the Board’s overall skillset. A summary of the Skills Matrix can be found on page 2. This practice allows the Governance Committee to assess opportunities to improve the Board’s diversity based on each member’s personal factors and professional characteristics. Using this methodology, the Governance Committee is dedicated to enhancing the skills and talent of its Board by identifying specific areas for improvement, thereby prioritizing the pool of persons considered for new Board positions.

4            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

DIRECTOR SELECTION PROCESS

IDENTIFYING DIRECTOR NOMINEES

1 ASSESS COMPOSITION AND DETERMINE PRIORITIES

In 2020, the Governance Committee identified as one of its top priorities the need to recruit a new director who has the experience necessary to serve as an Audit Committee Financial Expert and who would add depth in the areas of financial acumen and strategic leadership.

2 SOLICIT AND SOURCE A DIVERSE POOL OF CANDIDATES

Working with the Executive Chairman of the Board, the Governance Committee sought out a diverse pool of candidates using multiple sources, engaging a third party search firm and receiving input from directors and stakeholders.

3 EVALUATION OF CANDIDATES

The Governance Committee evaluated candidates based on its set priorities, and the candidates’ qualifications, independence, diversity, biographical information and references. A diverse slate of candidates were invited to interview with the Governance Committee and select members of management.

4 RECOMMEND NEW DIRECTOR NOMINEE TO THE BOARD

Through this process, the Governance Committee identified a number of qualified director candidates and ultimately decided to select two candidates who together represented multi-faceted experience in the areas of finance, audit, and board level strategy and made a recommendation to the Board. The Board then nominated Messrs. Juan Figuereo and Bryan Segedi for election by a vote of the shareholders. The Governance Committee initially learned of Mr. Figuereo through a search firm and Mr. Segedi through a non-management director.

5 INTRODUCING OUR NEW DIRECTOR NOMINEES

Juan Figuereo

Venture Partner Ocean

Azul Partners

Get to Know

•  Former Chief Financial Officer of Revlon, Inc. and other large publicly held companies.

•  Former Board Member of PVH Corp. Inc., a Fortune 500 Company.

•  Extensive Mergers & Acquisitions experience, including as Vice President of Mergers & Acquisitions for Wal-Mart International.

•  Fluent in Portuguese & Spanish.

Bryan Segedi

Board Member

Conway Mackenzie

Get to Know

•  Former Deputy Global Vice Chair of Ernst & Young.

•  Executive in Residence at Arizona State University.

•  Extensive experience as an external auditor of major public financial institutions worldwide.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            5

CORPORATE GOVERNANCE

DIRECTOR SELECTION PROCESS

Shareholder Recommendations for Nominees

The Governance Committee will consider nominees for directors recommended by stockholders. A stockholder wishing to recommend a director candidate for consideration by the Committee should send such recommendation to the Company’s Corporate Secretary at the address shown on the cover page of this proxy statement, who will then forward it to the Governance Committee. Any such recommendation should include the following minimum information for each director nominee: full name, address and telephone number, age, a description of the candidate’s qualifications for service on the Board of Directors (such as principal occupation and directorships on publicly-held companies during the past five years), the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and the number of shares of Company common stock owned, if any. A stockholder who wishes to nominate an individual as a director candidate at the annual meeting of stockholders, rather than recommend the individual to the Governance Committee as a nominee, must comply with certain advance notice requirements. See “Stockholder Proposals for the 2021 Annual Meeting” on page 71 for more information on these procedures.

If the Governance Committee receives a director nomination from a stockholder or group of stockholders who (individually or in the aggregate) beneficially own greater than 5% of the Company’s outstanding voting stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and stockholder or group of stockholders recommending the candidate and will disclose in its proxy statement whether the Governance Committee chose to nominate the candidate, as well as certain other information.

Except for Messrs. Figuereo and Segedi, all of the nominees standing for election to the Company’s Board of Directors at this year’s Annual Meeting are current directors. The Governance Committee and the Board of Directors believe that all the nominees satisfy the above described director standards. Accordingly, all of such nominees were approved for election by the Board of Directors, based in part on the recommendation of the Governance Committee. With respect to this year’s Annual Meeting, no nominations for directors were received from stockholders.

6            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD COMPOSITION

Board Composition

The Company’s Bylaws provide that the Board of Directors will consist of not less than eight or more than seventeen directors. The Board of Directors from time to time may fix the number of directors within these limits. While the Bylaws allow for seventeen directors, at this time, the Governance Committee considers eleven to fourteen directors to be the ideal size for the Company’s Board of Directors. James E. Nave, D.V.M., a current director of the Company, has not been nominated for re-election to the Board of Directors at the Company’s 2020 Annual Meeting; however, the Board of Directors has nominated Messrs. Figuereo and Segedi in addition to the twelve directors standing for re-election. Accordingly, effective as of the date of the Annual Meeting, the Board of Directors will set the number of directors at fourteen. At the Annual Meeting, the directors will be elected to serve for one-year terms.

Information regarding each of the Company’s director nominees is set forth below. All ages are provided as of December 31, 2019.

Information as to Director Nominees

The Board of Directors has nominated the individuals listed below to be elected as directors at the Annual Meeting. See “Items of Business To Be Acted On At The Meeting – Proposal No. 1 Election of Directors” on page 29. Each of the Company’s current directors also serves a director of the Company’s wholly owned bank subsidiary, Western Alliance Bank. In connection with his or her (re-)election to the Company’s Board of Directors, these nominees will also be (re-)elected to the board of Western Alliance Bank.

BRUCE BEACH, C.P.A.
CHAIRMAN BeachFleischman PC Age: 70 Director since: 2005 Lead Independent Director since: 2010 Audit Committee Financial Expert	Committee Membership: • Audit Committee • Nominating and Corporate Governance Committee

  Qualifications:

•	Financial expert with over 45 years of experience in public accounting.
•	Executive management experience.
•	Knowledge of the Southern Arizona market and business environment.

  Biographical Information:

•	Chairman, BeachFleischman PC, an accounting and business advisory firm in Southern Arizona, since May 1991.
•	Chief Executive Officer, BeachFleischman PC, from 1991 to 2015.
•	Board member, Arizona State Board of Accountancy, since his gubernatorial appointment in July 2018.
•	Board member and former Chairman, Southern Arizona Leadership Council.
•	Former Chairman, Vice-Chairman, and Audit Committee Chairman, Carondelet Health Network, one of the largest hospital systems in Southern Arizona.

  Education:

•	B.S., Business Administration, University of Arizona
•	M.B.A., University of Arizona

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            7

CORPORATE GOVERNANCE

BOARD COMPOSITION

JUAN FIGUEREO, C.P.A.
VENTURE PARTNER Ocean Azul Partners Age: 64 Director Nominee	Committee Membership: N/A

  Qualifications:

•	Executive management experience, including service as the Chief Financial Officer of several publicly traded companies.
•	Public company board experience, including serving as the Audit and Risk Management Committee Chair of a fortune 500 company.
•	Proven driver of strategic direction and growth throughout his career in finance and accounting.

  Biographical Information:

•	Venture Partner, Ocean Azul Partners, an early stage investment fund based in Florida, since 2018.
•	Board Member, Deckers Outdoor Corporation since March 2020.
•	Board Member, Florida International University Foundation since 2015.
•	Board Member and Chair of the Audit and Risk Management Committee, PVH Corp. Inc. from 2011 through 2020.
•	Executive Vice President & Chief Financial Officer, Revlon, Inc. from April 2016 to June 2017.
•	Executive Vice President & Chief Financial Officer, NII Holdings, Inc. from 2012 to 2015.
•	Executive Vice President & Chief Financial Officer, Newell Rubbermaid from 2009 to 2012.
•	Executive Vice President & Chief Financial Officer, Cott Corporation Inc. from 2007 to 2009.
•	Vice President Mergers & Acquisitions, Wal-Mart International from 2003 to 2007.
•

Vice President and Managing Director, Frito Lay Dominicana from 2000 to 2003, prior to which Mr. Figuereo served as Vice President, Business Integration of Frito Lay Europe from 1999-2000, and Vice President and Chief Financial Officer of Frito Lay South Europe from 1997-1999.

•

Vice President & Chief Financial Officer, Pepsi-Cola Bottling from 1996 to 1997, prior to which Mr. Figuereo served as Vice President and Chief Financial Officer of Pepsi-Cola Latin America from 1994-1996, at which time he also served as a Board Member for Grupo Embotelladoras Unidas (BMV: CULTIBAB) and Buenos Aires Embotelladoras (Formerly NYSE: BAE). Mr. Figuereo also served in a number of other key accounting and finance positions for Pepsi-Cola from 1988-1994.

•	Senior Audit Manager, Arthur Andersen & Company from 1981 to 1988.

  Education:

•	B.B.A., Public Accounting, Florida International University

8            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD COMPOSITION

HOWARD GOULD
FORMER VICE CHAIRMAN CCFW, Inc. dba Carpenter & Company Age: 70 Director since: 2015	Committee Membership: • Risk Committee (Chair) • Nominating and Corporate Governance Committee

  Qualifications:

•	Experience in management at large financial institutions.
•	Understanding of bank regulatory framework as a former Commissioner of California’s bank regulatory agency.
•	Knowledge of risk management within the banking industry, including the risks presented by the information security landscape.

  Biographical Information:

•	Vice Chairman, Carpenter and Company and Managing Partner, Carpenter Community BancFunds from 2005 until it’s dissolution in 2019.
•	Director, Bridge Capital Holdings, from 2009 until it merged into Western Alliance Bank in June of 2015.
•	California Commissioner of Financial Institutions under Governor Arnold Schwarzenegger from 2004 to 2005.
•	Vice Chairman, Bank of the West, from 2002 to 2003.
•	Vice Chairman and Chief Operating Officer, United California Bank, from 1992 until its acquisition by Bank of the West.
•	Managing Partner, The Secura Group, a nationwide financial services consultancy, prior to 1992.
•	Superintendent of Banks for the State of California under Governor George Deukmejian from 1983 to 1989.
•	Retail Banking, Bank of America, prior to 1983.
•	Statewide Corporate Public Affairs, Wells Fargo Bank, prior to 1983.

  Education:

•	B.S., Business Administration, San Jose State University
•	M.B.A., California State University

STEVEN HILTON
CHIEF EXECUTIVE OFFICER Meritage Homes Corporation Age: 58 Director since: 2002	Committee Membership: • Finance and Investment Committee

  Qualifications:

•	Public company expertise.
•	Executive management and leadership experience.
•	Risk identification and assessment skills.
•	Considerable knowledge of the national real estate market.

  Biographical Information:

•

Co-founder, Chairman and Chief Executive Officer, Meritage Homes Corporation, a publicly traded home building company listed on the NYSE. Mr. Hilton originally founded Monterey Homes, in 1985, which became publicly traded and combined with Legacy Homes in 1997, which thereafter became Meritage Homes Corporation.

•	Member, NAHB’s High Production Home Builders Council.
•	Board Member, Boys & Girls Clubs of Greater Scottsdale.

  Education:

•	B.S., Accounting, University of Arizona

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            9

CORPORATE GOVERNANCE

BOARD COMPOSITION

MARIANNE BOYD JOHNSON
VICE CHAIRMAN, EXECUTIVE VICE PRESIDENT AND CHIEF DIVERSITY OFFICER Boyd Gaming Corporation Age: 61 Director since: 1995 (founding)	Committee Membership: • Compensation Committee • Nominating and Corporate Governance Committee

  Qualifications:

•	Executive experience in the highly regulated gaming industry.
•	Knowledge of the Nevada economy and other geographically unique markets.
•	Considerable public company experience, and bank board experience.

  Biographical Information:

•	Board Member, Boyd Gaming Corporation, since 1992.
•

Vice Chairman, Executive Vice President and Chief Diversity Officer, Boyd Gaming Corporation, since February 2001, with the position of Chief Diversity Officer added in 2019 and Executive Vice President in 2008.

•	Executive Vice President, Boyd Gaming Corporation, since January 2008.
•	Senior Vice President, Boyd Gaming Corporation, from December 2001 until December 2007. Ms. Johnson has served Boyd Gaming since 1977 in a variety of capacities, including sales and marketing.
•	Director, Nevada Community Bank until its sale to First Security Bank (Wells Fargo) in 1993.

ROBERT LATTA
SENIOR OF COUNSEL Wilson Sonsini Goodrich & Rosati, PC Age: 65 Director since: 2015	Committee Membership: • Audit Committee • Compensation Committee

  Qualifications:

•	Public company board and audit committee experience.
•	Broad background in corporate and transactional matters, including company formations, venture capital financings, public offerings, and mergers and acquisitions.
•	In depth exposure to technology companies.
•	Significant corporate finance experience and familiarity with corporate governance matters.

  Biographical Information:

•

Senior Of Counsel, Wilson Sonsini Goodrich & Rosati, one of the nation’s leading technology and growth business law firms, since 2020, prior to which he served as a Senior Partner, and where he has worked since 1979 and has served as a member of various firm management committees.

•	Director, Bridge Capital Holdings, from 2004 until it merged into the Company in June of 2015.

  Education:

•	B.A., Economics, Stanford University
•	J.D., Stanford University

10            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD COMPOSITION

TODD MARSHALL
PRESIDENT Marshall Management Company Age: 63 Director since: 1995 (founding)	Committee Membership: • Compensation Committee • Finance and Investment Committee

  Qualifications

•	Leadership experience.
•	Knowledge of the Las Vegas retail market and community.
•	Experience in the highly regulated gaming industry.
•	Marketing and branding expertise.

  Biographical Information

•	Owner and President, Marshall Management Co., a real estate investment and property management company in Las Vegas.
•	Director, Marshall Retail Group, which owns and operates stores in more than 140 locations, primarily in major casino-hotels in Nevada, Mississippi, and New Jersey, from May 1976 to 2015.
•	Chairman, Marshall Retail Group, until 2014.
•	Board Member, Consumer Health Services, from July 2007 to July 2012.
•	Chief Operating Officer, Consumer Health Services, from March 2011 to March 2012.
•	Former Chief Executive Officer, Marshall Retail Group.

ADRIANE MCFETRIDGE
DIRECTOR OF ENGINEERING— SUBSCRIPTION PLATFORM Netflix Director since: 2019 Age: 49	Committee Membership: • Risk Committee

  Qualifications

•	Technology professional with domestic and international experience working with leading edge technology companies.
•	Strategic and tactical experience focused on leveraging technology to expand the business footprint.
•	Knowledge of ecommerce, payment solutions, data mining and analytics.

  Biographical Information

•	Director of Engineering—Subscription Platform, Netflix, since May 2017.
•	Member of the Advisory Council of the Computer Science Department of the University of Texas since 2016.
•	Vice President—Payment Software Services, Verifone, from 2015 to 2016.
•	Director of Product Management, StubHub, from 2014 to 2015.
•	Director of Cross Border Trade, Ebay, from 2012 to 2014, prior to which Ms. McFetridge served as Chief of Staff to the CEO from 2011 to 2012, and as Director, Quality Assurance from 2002-2007.
•	Director of Quality Operations, PayPal, from 2009 to 2011.
•	Chief Technology Officer, Tradera AB, an Ebay, Inc. company located in Stockholm, Sweden, from 2007 to 2009.
•	Various management and engineering positions at Nortel Dasa and Bell Northern Research.

  Education:

•	B.S., Computer Science, University of Texas
•	M.B.A., Alliance Manchester Business School

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            11

CORPORATE GOVERNANCE

BOARD COMPOSITION

MICHAEL PATRIARCA
RETIRED BANK REGULATOR Age: 69 Director since: 2016	Committee Membership: • Audit Committee (Chair) • Risk Committee

  Qualifications

•	Bank regulatory experience.
•	Leadership experience gained at various large financial institutions.
•	Management expertise in bank audit matters.
•	Career financial services executive with diverse experience in the banking industry.

  Biographical Information

•

Managing Director, Promontory Financial Group, a premier financial services consulting firm, where he advised large financial institutions on risk management, audit, compliance, governance and a broad range of regulatory issues from 2009 to 2014, prior to which he served as a consultant from 2005 to 2008.

•	Global Head of Risk Management and Audit, Visa International, from 1999 to 2005.
•	General Auditor, Wells Fargo Bank, where he also held several key executive positions in the areas of audit, security, compliance, and risk management from 1992 to 1999.
•	Senior Regulatory Roles, Office of the Comptroller of the Currency and the Office of Thrift Supervision, with over 16 years of government service.

  Education:

•	B.A., History, University of California-Davis
•	J.D., Santa Clara University School of Law
•	L.L.M., Administrative Law/Economic Regulation, The George Washington University Law School

12            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD COMPOSITION

ROBERT SARVER, C.P.A.
EXECUTIVE CHAIRMAN Western Alliance Bancorporation Age: 58 Director since: 2002	Committee Membership: N/A

  Qualifications

•	Experience in banking, real estate and executive management.
•	Track record as a successful leader and entrepreneur in the Southwest, where the Company operates.
•	Deep knowledge of the Company’s business and operations.

  Biographical Information

•	Executive Chairman, Western Alliance Bancorporation, since April 2018, prior to which Mr. Sarver served as Chairman and Chief Executive Officer from December 2002 until April 2018.
•	Managing Partner, Phoenix Suns NBA basketball team.
•	Director, Sarver Heart Center at the University of Arizona.
•	Part Owner, Real Club Deportivo Mallorca, S.A.D., a Spanish professional soccer club.
•	Founder and Managing Principal, Southwest Value Partners Enterprises (“SVP”).
•	Director, Meritage Homes Corporation, until May 2019.
•	Director, Skywest Airlines, from 2000 to 2015.
•	Director and Credit Committee Member, Zions Bancorporation, from 1995 to 2001.
•	Executive Vice President, Zions Bancorporation, from June 1998 to March 2001.
•	Chairman and CEO, California Bank and Trust, from June 1998 to March 2001.
•	Lead Investor and Chief Executive Officer, GB Bancorporation, the former parent company of Grossmont Bank, from 1995 to 1997.
•	Founder and President, National Bank of Arizona, from 1984 until the bank’s time of sale in 1994 to Zions Bancorporation.

  Education:

•	B.S., Business Administration, University of Arizona

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            13

CORPORATE GOVERNANCE

BOARD COMPOSITION

BRYAN SEGEDI, C.P.A.
CONWAY MACKENZIE Board Member Age: 60 Director Nominee	Committee Membership: N/A

  Qualifications

•	Over 30 years in public accounting at a big four firm, with senior positions held both domestically and globally.
•	Executive management experience of a global enterprise where he led the largest service line thereof consisting of over 77,000 professionals with $12 billion in revenue.
•	Private board experience, with expertise implementing strategic and growth initiatives.

  Biographical Information

•	Board Member, Conway Mackenzie, since 2018.
•	Executive in Residence, Arizona State University, since 2015.
•	Vice Chair of the Board of Trustees, Alma College, since 2015
•

Deputy Global Vice Chair, Ernst & Young, LLP, from 2012 to 2015, prior to which Mr. Segedi served as Advisory Global Markets Leader from 2010-2012, as Americas Vice Chair from 2006-2010, as Vice Chair, North Central Region from 2000-2006, and in various other leadership positions having initially joined the firm in 1982.

•	Internal Auditor, First National Bank of Chicago, from 1981 to 1982.

  Education:

•	B.A., Business Administration, Alma College
•	M.B.A., Management, Northwestern University

14            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD COMPOSITION

DONALD SNYDER
CHAIRMAN The Smith Center for the Performing Arts Age: 72 Director since: 1997 (founding)	Committee Membership: • Nominating and Corporate Governance Committee (Chair) • Risk Committee

  Qualifications

•	Experience serving on boards of numerous industry and community organizations.
•	Understanding of the Company’s business, history and organization.
•	Extensive leadership skills, banking and regulatory expertise and management experience.

  Biographical Information

•

Dean, William F. Harrah College of Hotel Administration at the University of Nevada Las Vegas from June 2010 to June 2013; Executive Dean for Strategic Development from June 2013 to January 2014; President from February 2014 to January 2015; Presidential Advisor for Strategic Initiatives from January 2015 to January 2016; and Presidential Advisor in a voluntary capacity for University of Nevada Las Vegas until 2019.

•	Chairman, The Smith Center for the Performing Arts.
•

Director, Compensation Committee Chairman, Corporate Governance and Nominating Committee Member, Tutor Perini Corporation, one of the largest general contractors in the United States, publicly traded on the NYSE, from 2008 through May 2019.

•	Director, Nominating and Corporate Governance Committee Chairman, and Compensation Committee Member, Switch, Inc., a publicly traded data center developer and operator.
•	Director, NV Energy, from 2005 to 2013.
•	President, Boyd Gaming Corporation, from January 1997 to March 2005, having joined the company’s board of directors in April 1996 and its management team in July 1996.
•	Co-Founder, Western Alliance Bancorporation, through the establishment of Bank of Nevada, the Company’s first bank subsidiary (f/k/a BankWest Nevada).
•	President and CEO, Fremont Street Experience LLC, a private/public partnership formed to develop and operate a major redevelopment project in Downtown Las Vegas, from 1992 to July 1996.
•

Chairman of the board of directors and CEO, First Interstate Bank of Nevada, then Nevada’s largest full-service bank, from 1987 to 1991. During his 22 years with First Interstate Bank from 1969 to 1991, Mr. Snyder served in various management positions in retail and corporate banking, as well as international and real estate banking.

  Education:

•	B.S. Business Administration, University of Wyoming
•	Graduate School of Credit & Financial Management, Stanford University

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            15

CORPORATE GOVERNANCE

BOARD COMPOSITION

SUNG WON SOHN, PH.D.
PROFESSOR OF FINANCE & ECONOMICS Loyola Marymount University Age: 75 Director since: 2010	Committee Membership: • Finance and Investment Committee (Chair) • Audit Committee

  Qualifications

•	Economic forecasting experience and abilities.
•	Management experience in the banking industry, including at one of the largest banks in the country.
•	Knowledge of the Southern California market.

  Biographical Information

•	Professor of Finance & Economics, Loyola Marymount University, beginning in 2019.
•	Commissioner, Los Angeles City Employees Retirement System (LACERS) Board of Administration.
•	Board Member, National Association of Corporate Directors Southern California.
•	Former Smith Professor of Economics and Finance, California State University.
•	Former Vice Chairman, Forever 21, a multi-national retailer.
•	President and Chief Executive Officer of Hanmi Financial Corporation, a commercial bank in Los Angeles, California, from 2005 to 2007.
•	Executive Vice President and Chief Economic Officer, Wells Fargo Bank, from 1998 to 2005.
•	Senior Economist, the President’s Council of Economic Advisors in the White House, prior to 1974.
•	Tenured Professor, Pennsylvania State University System, prior to his time at the White House.
•	Author of two books, Global Financial Crisis and Exit Strategy and The New Economy.
•

Prior Board Member, Port of Los Angeles, First California Bank, Foreign Affairs Council of Los Angeles, Children’s Bureau of Los Angeles, Ministers Mutual Life Insurance Company, L.A. Music Center (Performing Arts), Park Nicollet Health Services, The Blake School, Minnesota Community College System, North Memorial Medical Center, Harvard Business School Association of Minnesota, and the American Heart Association of Minnesota.

  Education:

•	B.S., Economics, University of Florida
•	Master’s Degree in Economics, Wayne State University
•	Ph.D. in Economics, University of Pittsburgh
•	Professional Master’s Degree, Harvard Business School
•	Real Estate Finance Certificate, MIT

16            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD COMPOSITION

KENNETH A. VECCHIONE
PRESIDENT & CHIEF EXECUTIVE OFFICER Western Alliance Bancorporation Age: 65 Director since: 2007	Committee Membership: • Finance and Investment Committee

  Qualifications

•	Extensive public company experience and strong day-to-day knowledge of the Company.
•	Proven executive leadership abilities.
•	Impressively diverse banking and financial institution background.
•	Multi-faceted Board experience at both public and private companies.
•	Solid expertise and deep understanding of the current trends and regulatory issues within the financial services industry, with an understanding of risk management priorities.

  Biographical Information

•

President and Chief Executive Officer, Western Alliance Bancorporation, since April 1, 2018, after rejoining the company as President in July 2017. Mr. Vecchione assumed the role of President again in October 2019.

•

President, Chief Executive Officer, and Director, Encore Capital Group (“Encore”), starting in April 2013, adding the position of Chief Executive Officer as of June 2013 through his June 2017 departure.

•	Chairman, Cabot Credit Management, Encore’s largest majority owned international subsidiary, during his time with Encore.
•	Chairman of Western Alliance Bank, from January 2014 to December 2015.
•	President and Chief Operating Officer, Western Alliance Bancorporation, from April 2010 to April 2013.
•	Board Member, Federal Home Loan Bank of San Francisco, from 2012 to 2013.
•	Director and Audit Committee Chairman, International Securities Exchange, from 2007 to June 2016.
•	Director and Audit Committee Chairman, Affinion Group, until January 2011.
•	Chief Financial Officer, Apollo Global Management, LLC, from 2007 to 2010.
•	Vice Chairman and Chief Financial Officer and multiple other positions, MBNA Corporation, from 1998 to 2006, with three years in the above listed titles.
•	Executive Vice President and Chief Financial Officer, AT&T Universal Card Services, from 1997 to 1998.
•	Chief Financial Officer, Citicorp Credit Services, from 1990 to 1994.
•	Current Board Member of the Phoenix Symphony.

  Education:

•	B.A., Accounting, State University of New York at Albany

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            17

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

Director Independence

The Company’s common stock is traded on the NYSE. The NYSE’s rules require that a majority of directors of NYSE-listed companies be “independent.” For a director to be “independent” under the NYSE’s rules, the Board of Directors must affirmatively determine that the director has no material relationship with the Company, including its subsidiaries, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company, and a director must satisfy all categorical standards relating to independence, as set forth in Section 303A of the NYSE Listed Company Manual.

Of the 14 persons nominated for election to the Board of Directors, the Board of Directors affirmatively determined 12 to be independent under NYSE standards. The Board of Directors based these determinations primarily on the recommendations of the Governance Committee, which performed a detailed review of the Company’s internal records and the responses of the directors to questions regarding employment and compensation history, affiliations and family and other relationships, and on discussions with such directors. As part of its review, the Governance Committee considered, among other things, the nature and extent of each director’s business relationships and transactions with the Company, its subsidiaries, and its executive officers and their affiliated business entities, including personal investment activities, professional services, involvement in charitable or non-profit organizations, and those relationships and transactions described in each of the “Certain Transactions with Related Persons” and the “Certain Business Relationships” sections herein, located on page 55.

Based on these factors, the Board of Directors determined that Messrs. Sarver and Vecchione are not independent because both serve as executive officers of the Company. In previous years, the Board of Directors also classified Mr. Hilton as a non-independent director, due in large part to the interlocking directorships created by Mr. Sarver’s service on the Meritage Homes Corporation (“Meritage”) Board of Directors, of which Mr. Hilton serves as Chairman and CEO. However, the Board of Directors re-evaluated Mr. Hilton’s independence following Mr. Sarver’s retirement from the Meritage Board and determined that in the absence of these interlocking directorships, and given Mr. Hilton’s satisfaction of all NYSE categorical standards for independence, Mr. Hilton is now an independent director.

Meetings of the Board of Directors

The Board of Directors held seven meetings in 2019. Each current director attended at least 75% of the meetings of the Board of Directors and meetings of committees on which he or she served in 2019. The Company invites and encourages all of its directors to attend the Company’s annual meetings of stockholders, and all of the directors attended the 2019 annual meeting of stockholders.

Executive sessions of non-management/independent directors (consisting of all directors other than Messrs. Sarver and Vecchione) are periodically scheduled and held during the Company’s quarterly Board of Directors meetings.

18            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD ROLE IN RISK OVERSIGHT

Board Role in Risk Oversight

Under the Company’s governance structure and applicable law, the Board of Directors is ultimately responsible for overseeing the Company’s risk management processes. The Company has adopted a three lines of defense risk management model, and the Board has distributed certain oversight responsibilities to its committees in keeping with the Board’s obligation to oversee and monitor the three lines of defense.

Board of Directors

The first line of defense is primarily evaluated by the full Board, and the Company’s executive officers make reports to the full Board of Directors regarding the risks within their areas of responsibility. Additionally, certain first line areas requiring special attention are delegated to Board Committees for in depth review. The supervision of the second and third lines of defense are described below.

i Chief Risk Officer	i Risk Committee	i Audit Committee

The Company’s Chief Risk Officer (“CRO”) reports to both the Risk Committee and the Company’s General Counsel. The Company’s CRO oversees periodic company-wide risk assessments and manages the Company’s enterprise risk management program. The CRO chairs the Enterprise Risk Management Committee (“ERMC”), which is composed of many of the Company’s senior executives and subject matter experts. Under its charter, the ERMC meets on a regular basis throughout the year and is responsible for: (1) identifying and prioritizing business and financial risks, consistent with the Company’s Risk Appetite Statement; (2) oversight of business process risk; (3) ensuring that any identified risk control gaps are adequately addressed; and (4) continually improving the Company’s risk management infrastructure. The CRO provides regular reports on ERMC activities to the Risk Committee and the full Board of Directors.

The Board has assigned primary oversight for the second line of defense (including the compliance and risk management functions) to the Directors’ Risk Committee (the “Risk Committee”), including credit, concentration, operational, market and information technology risks, among others. The Risk Committee is also responsible for compliance oversight, except where responsibility for compliance with particular laws and regulations have been specifically assigned to a different Board Committee (e.g., compliance with financial reporting regulations, which is overseen by the Audit Committee). The Risk Committee reports regularly to the Board of Directors regarding material matters discussed at meetings of the Risk Committee, as well as the current status of risk and action items. The Risk Committee assists the Board of Directors and its other committees with their risk-related activities, and acts as a resource to management, including the Company’s ERMC.

Primary oversight of the third line of defense is assigned to the Audit Committee, which is tasked with oversight of the Company’s audit function and financial reporting. The Audit Committee oversees the evaluation of the adequacy of the Company’s internal controls and its major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee, along with all of the Board Committees, regularly reports to the full Board on their risk management activities.

As discussed above, the Company’s CRO plays a vital role in the Company’s risk management and acts as a key management liaison to the Board’s Risk Committee with respect to risk oversight. In 2019, the Company underwent a search for a highly qualified Chief Risk Officer. Through this process, the Company identified Emily Nachlas as uniquely qualified to lead the Company’s risk management teams. Ms. Nachlas brings nearly 20 years of experience in the financial services industry and most recently served as Executive Vice President and Director of Enterprise Risk Management at IBERIABANK. During her tenure, she developed and had oversight of a comprehensive second line of defense Enterprise Risk Management Framework, was a key member of the mergers and acquisition team and helped drive the strategic risk management vision. In her career she has held previous positions at HSBC, Amegy Bank and Hibernia National Bank, specializing in developing risk management programs.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            19

CORPORATE GOVERNANCE

BOARD ROLE IN RISK OVERSIGHT

Ms. Nachlas holds a B.S. from Tulane University and an M.B.A. from University of New Orleans. The Board believes the addition of Ms. Nachlas not only strengthens the Company’s leadership team, but the Board’s effectiveness in its risk oversight duties.

Finally, because the Board of Directors believes that skilled and well-informed directors are vital to effectively fulfilling the governance responsibilities of the Board of Directors, including oversight of the Company’s risk management processes, it has adopted and implemented a formal Director Training and Education Program.

Non-Employee Director Stock Ownership Guidelines

The Board of Directors adopted Stock Ownership Guidelines for directors and executive officers because it believes that it is important to the Company’s future success that senior management and directors own and hold a minimum number of shares of common stock of the Company in order to further align their interests and actions with the interests of the Company’s stockholders. The Stock Ownership Guidelines require non-employee directors to own a minimum number of shares of the Company’s common stock, which is the number of shares having a value at least equal to five times such director’s annual cash compensation as reported in the Company’s most recent proxy statement, based on a rolling six month average of the Company’s share price. The Stock Ownership Guidelines provide for a transition period of five years during which new directors must achieve full compliance with these requirements. The Stock Ownership Guidelines are administered and enforced by the Governance Committee of the Board of Directors, and compliance is monitored and reported to the Committee by the Company’s General Counsel. Each director is in full compliance with these requirements. Stock Ownership Guidelines for the Company’s executive officers can be found on page 43.

The Company understands that hedging and significant amounts of pledging of Company stock by directors and executive officers may skew the alignment of the interests between Company insiders and Company stockholders. Therefore, the Stock Ownership Guidelines specifically prohibit any hedging or pledging of Company stock held by directors and executive officers. Notwithstanding the foregoing, certain limited exceptions for pledging exist, including (a) shares of Company common stock held in a margin account or pledged as collateral for a loan prior to July 30, 2019, and (b) where the executive or director demonstrates the financial capacity to repay the loans without resorting to the pledged stock, such exception to be granted at the sole discretion of the Governance Committee. Any pledged shares are excluded from required ownership levels, and subject to both individual and collective maximums on Company shares that may be placed in a margin account or otherwise pledged.

Communication with the Board of Directors and its Committees

Any stockholder or other interested person may communicate with the Board of Directors, a specified director (including the Lead Independent Director), the non-management directors as a group, or a committee of the Board of Directors by directing correspondence to their attention, in care of the Corporate Secretary, Western Alliance Bancorporation, One E. Washington Street, Suite 1400, Phoenix, Arizona 85004. Anyone who wishes to communicate with a specific director, the non-management directors only or a specific committee should send instructions asking that the material be forwarded to the appropriate director, group of directors or committee chairman. All communications so received from stockholders or other interested parties will be forwarded to the director or directors designated.

20            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

The Company’s Board of Directors has five standing committees:

•	Audit Committee

•	Compensation Committee

•	Nominating and Corporate Governance Committee
•	Finance and Investment Committee

•	Risk Committee

Information with respect to each of these committees is set forth below.

The Company may appoint additional, or modify existing, committees of the Board of Directors in the future, including ad hoc committees to address items requiring special attention, such as potential merger or acquisition opportunities, and for purposes of complying with all applicable corporate governance rules of the NYSE. Membership information and charter documents for each of the Company’s five committees listed above are available in the Investors Relations section of the Company’s website at www.westernalliancebancorporation.com. For printed copies of the charters, send a request to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

Board Committee and Membership	Primary Responsibilities

Audit Committee Mr. Patriarca, Chairman Mr. Beach, Financial Expert Mr. Latta Dr. Sohn All Independent All Financially Literate 11 Meetings during 2019

•  Serve as an independent and objective body and to otherwise assist the Board of Directors in its oversight of (a) the qualifications, independence and performance of the registered public accounting firm employed by the Company, (b) the integrity of the Company’s financial statements, (c) the performance of the Company’s internal audit function, and (d) the Company’s compliance with regulatory, legal and ethical requirements;

•  Be directly responsible for the appointment, compensation and oversight of any registered public accounting firm employed by the Company, or other firm, for the purpose of preparing or issuing an audit report or related work;

•  Pre-approve all auditing services and non-audit services provided to the Company by the independent auditor;

•  Prepare, or direct to be prepared, and review the report required by the proxy rules of the SEC to be included in the Company’s annual proxy statement;

•  Support an open avenue of communication among the independent auditor, financial and senior management, internal audit, and the Board of Directors;

•  Be directly responsible for the hiring, annual performance evaluation, compensation and oversight of the Chief Audit Executive (“CAE”);

•  Support the stature and independence of internal audit by meeting directly with the CAE regarding the internal audit function, organizational concerns, and industry concerns;

•  Support internal audit’s budget, staffing, and system relative to the firm’s asset size and complexity and the pace of technological and other changes;

•  Review the status of actions recommended by internal audit and external auditors to remediate and resolve material or persistent deficiencies identified by internal audit and findings identified by supervisors;

•  Oversee the third line of defense in the Company’s Three Lines of Defense Model;

•  Review the independent auditor’s qualifications and independence;

•  Oversee the Company’s compliance with the rules and regulations related to the preparation and presentation of financial statements; and

•  Provide regular reports to the Board of Directors of the Company and its bank subsidiary.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            21

CORPORATE GOVERNANCE

COMMITTEES OF THE BOARD OF DIRECTORS

Board Committee and Membership	Primary Responsibilities

Compensation Committee Dr. Nave, Chairman Ms. Johnson Mr. Latta Mr. Marshall All Independent 10 Meetings during 2019

•  Annually review and approve corporate goals and objectives relevant to the CEO’s compensation, assist the Lead Independent Director in the Board of Directors’ evaluation of the CEO’s and Executive Chairman’s performance in light of those goals and objectives, and recommend compensation levels for the CEO to the full Board of Directors;

•  Engage and terminate, at the Committee’s sole authority and discretion, outside consultants to study and make recommendations regarding director or executive compensation matters, and the sole authority to approve their fees and other retention terms;

•  Approve compensation, including cash-based and equity awards, of executive officers, which may include consideration of the results of the most recent shareholder advisory vote on executive compensation;

•  Administer the Company’s executive incentive compensation plans and equity-based plans;

•  Assess the desirability of, and review and recommend to the Board for approval, new executive incentive compensation plans and all equity-based incentive plans, significant amendments to those plans, and any increase in shares reserved for issuance under existing equity based plans;

•  Review and make recommendations on an annual basis to the independent directors of the Board with respect to the compensation of directors;

•  Annually prepare and issue a report on executive compensation for inclusion in the Company’s annual meeting proxy statement, and review and approve all other sections of the proxy statement relating to director and executive compensation, in accordance with applicable rules and regulations;

•  Review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) required by the rules and regulations of the SEC to be included in the Company’s proxy statement and annual report on Form 10-K and determine whether or not to recommend to the Board that the CD&A be so included;

•  Evaluate and discuss with the appropriate officers of the Company its employee compensation programs as they relate to risk management and risk-taking incentives in order to determine whether any risk arising from such compensation programs is reasonably likely to have a material adverse effect on the Company;

•  Adopt policies regarding the adjustment or recovery of incentive awards or payments if the relevant Company performance measures upon which such incentive awards or payments were based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment, consistent with Section 10D of the Exchange Act;

•  Review and recommend to the Board for approval the frequency with which the Company will conduct Shareholder Say on Pay Votes under the Dodd-Frank Act, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement; and

•  Provide regular reports to the Board of Directors of the Company and its bank subsidiary.

The Compensation Committee also has the authority to delegate its authority to subcommittees and individual members of the Compensation Committee as the Compensation Committee deems appropriate; provided that any delegate shall report any actions taken to the whole Compensation Committee at its next regularly scheduled meeting. The “Compensation Committee Report” appears on page 44.

22            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

COMMITTEES OF THE BOARD OF DIRECTORS

Board Committee and Membership	Primary Responsibilities

Nominating and Corporate Governance Committee Mr. Snyder, Chairman Mr. Beach Mr. Gould Ms. Johnson All Independent 7 Meetings during 2019

•  Identify individuals qualified to become members of the Company’s Board of Directors and recommend director candidates for election or re-election to the Board of Directors;

•  Develop and maintain a Director Skills Matrix, the function and use of which will be to assist the Committee in analyzing the Board’s current skillset, and to assist the Committee in the director selection and nomination process;

•  Review and assess the effectiveness of the Company’s corporate governance structure and processes, and recommend any changes to the full Board of Directors and management, including Board committee structure and membership;

•  Periodically recommend changes in the size and composition of the Board of Directors, if appropriate;

•  Review and recommend changes to, and administer and enforce, the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Insider Trading Policy, Stock Ownership Guidelines, and Director Training and Education Program;

•  Review and approve those sections of the Company’s proxy statement relating to corporate governance matters and Board Committee functions and responsibilities;

•  Review and approve the Company’s policy making framework, as necessary and appropriate;

•  Make recommendations to the Board of Directors about succession planning for the CEO and other senior executives; and

•  Oversee the annual evaluation process for the Board of Directors.

•  The Governance Committee also has the authority to delegate its authority to subcommittees and individual members of the Governance Committee as it deems appropriate; provided that any delegate shall report any actions taken to the whole Committee at its next regularly scheduled meeting. See “Director Selection Process” on page 4 for further information on the process by which directors are nominated for election to the Company’s Board of Directors.

Finance and Investment Committee Dr. Sohn, Chairman* Mr. Hilton* Mr. Marshall* Mr. Vecchione * 3 Independent 6 Meetings during 2019

•  Monitor the Company’s investment portfolio and trading account activities, including investment and loan purchase and sale activity, valuation trends and methodology, and compliance with approved policies and risk limitations;

•  Monitor the Company’s interest rate and liquidity risk positions considering the trends, effectiveness, size, and sensitivities to stress of these positions relative to approved policies and risk limitations;

•  Review and discuss the Company’s current and projected capital ratios considering overall financial condition, growth, strategy changes, and relevant economic conditions;

•  Review and discuss trends and changes related to deposit taking and borrowings;

•  Monitor the overall activities conducted in any non-banking affiliates of the Company;

•  Review and discuss the risk management, accounting, profitability, legal, audit and compliance, systems and operations, and reputational risk implications of any new investment, business initiatives, tax planning strategies, debt, equity capital, and/or derivative or hedging strategies prior to the introduction of the product;

•  Review any relevant reports rendered by the Company’s internal audit and compliance departments, and external auditors, and work with the Audit Committee, as appropriate, to ensure that any necessary corrective actions are taken and achieved;

•  Review any relevant reports received from bank regulators regarding the activities of the Committee; and

•  Review any material required as part of bank run capital stress testing, including models, financial schedules and supporting artifacts.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            23

CORPORATE GOVERNANCE

COMMITTEES OF THE BOARD OF DIRECTORS

Board Committee and Membership	Primary Responsibilities

Risk Committee Mr. Gould, Chairman Ms. McFetridge Mr. Patriarca Mr. Snyder All Independent 8 Meetings during 2019

•  Receive presentations and other information to understand the significant risks to which the Company is exposed;

•  Review the Company’s procedures and techniques, and approve, where appropriate, policies developed and implemented to measure the Company’s risk exposures and for identifying, aggregating, evaluating and managing the significant risks to which the Company is exposed, to ensure that they remain appropriate and prudent;

•  Monitor, on a regular basis, the Company’s risk management performance and obtain, on a regular basis, reasonable assurance that the Company’s risk and model risk management policies for significant risks are being adhered to;

•  Be consulted in the hiring and dismissal of the CRO, and approve compensation of the CRO;

•  Review the stages of development of an enterprise-wide Risk & Control Self- Assessment (RCSA) Program and, once implemented, review periodic summary reports of the Company’s RCSA Program.

•  Consider and provide advice to the Board of Directors, when appropriate, on the risk impact of any strategic decision that the Board of Directors may be contemplating, including considering whether any strategic decision is within the risk tolerance established for the Company and its individual business units;

•  Recommend a risk appetite statement for the Company to the full Board for approval, and monitor compliance with the risk appetite statement, including development of risk tolerances, targets and limits as appropriate;

•  Review the examination reports of federal and state regulatory agencies having supervisory authority over the Company’s activities;

•  Review and approve any other matters required by the Company’s regulators from time to time;

•  Review the amount, nature, characteristics, concentration and quality of the Company’s credit portfolio, including all significant exposures to credit risk through reports on significant credit exposures presented to the Committee, exceptions to risk policies and procedures, if any, and trends in portfolio quality (credit and position risk), market risk, liquidity risk, economic data and other risk information;

•  Monitor management’s oversight of the Company’s Financial Crimes Risk Management program, including reviewing related policies, risk assessment results and monitoring efforts (e.g., BSA/AML/OFAC metrics);

•  Monitor management’s oversight of Operations and Technology risk including, cyber security, information security, Business Continuity and Disaster Recovery programs;

•  Review and approve annually the level and adequacy of the Company’s insurance program, policies and coverage limits, including an assessment of insurance carriers and brokers; and

•  Review and approve significant risk management policies recommended by the Company’s management.

24            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

COMPENSATION OF DIRECTORS

Compensation of Directors

The table below provides information concerning the compensation of the Company’s non-employee directors for 2019. The Company does not pay employees of the Company additional compensation for their service as directors. Accordingly, this table does not include Mr. Sarver or Mr. Vecchione. Non-employee directors receive annual retainers, committee service retainers, equity grants in the form of restricted Company stock, and amounts for special assignments as determined to be appropriate.

In February 2019, the Board approved the following compensation schedule for non-employee directors. All retainers are paid in quarterly installments and pro-rated as necessary.

•	An annual board service retainer of $50,000;

•	Committee service retainers of $20,000 for the Audit Committee, $10,000 for the Finance & Investment, Compensation, Risk Management, and Governance Committees;

•

Retainers of $15,000 for the Lead Independent Director, $15,000 for the Audit Committee Chairman, $10,000 for the Finance & Investment, Compensation, Risk Management, and Nominating Committee Chairmen; and

•	Equity compensation of 5,000 shares in restricted stock.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Cash Dividend Paid ($)(2)	Total ($)

Bruce Beach	95,000	225,650		320,650

Howard Gould	80,000	225,650		305,650

Steve Hilton	60,000	225,650		285,650

Marianne Boyd-Johnson	70,000	225,650		295,650

Robert Latta	80,000	225,650		305,650

Todd Marshall	70,000	225,650		295,650

Adriane McFetridge	30,000	150,450	861	181,311

Michael Patriarca	95,000	225,650		320,650

James Nave	75,000	225,650		300,650

Donald Snyder	80,000	225,650		305,650

Sung Won Sohn	90,000	225,650		315,650

(1)

In accordance with SEC regulations, stock awards are valued at the grant date fair value computed in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of the Company’s stock on the date of grant.

Active non-employee directors were each awarded 5,000 shares of restricted stock that fully vested on July 1, 2019, with the exception of Ms. McFetridge, who received a pro rata grant of 3,442 shares on June 4, 2019 that fully vested on November 1, 2019.

As of December 31, 2019, none of the directors had outstanding restricted stock awards (“RSAs”).

Complete beneficial ownership information of Company stock for each of our current directors is provided in this proxy statement on page 56 under the heading, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”

(2)	Represents dividend on unvested director’s grant Ms. McFetridge received following her election in June 2019.

In January 2020, as part of its annual review of director compensation, the Compensation Committee recommended that the director compensation remain at 2019 levels, with a decrease in the number of shares granted based on the increase in the value of the stock price from the prior year. The Board of Directors approved the Compensation Committee’s recommendations and granted 4,150 shares of restricted stock to each director on February 7, 2020, with the shares scheduled to vest on July 1, 2020.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            25

CORPORATE GOVERNANCE

AUDIT COMMITTEE REPORT

Audit Committee Report

The Board of Directors of Western Alliance Bancorporation approved the charter of the Company’s Audit Committee on April 27, 2005, and the charter was most recently amended on February 7, 2020. The charter states that the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the qualifications, independence and performance of the registered public accounting firm employed by the Company, (ii) the performance of the Company’s internal audit function, (iii) the integrity of the Company’s financial statements, and (iv) the Company’s compliance with regulatory, legal and ethical requirements. The Audit Committee periodically reports on these and other pertinent matters that come before it to the full Board of Directors.

The following four directors are currently members of the Audit Committee: Messrs. Patriarca (Chairman), Latta, Beach, and Dr. Sohn. The Board of Directors has determined that each member of the Audit Committee satisfies the requirements of the applicable laws and regulations relative to the independence of directors and Audit Committee members, including, without limitation, the requirements of the SEC and the listing standards of the NYSE. The Board of Directors has further determined, in its business judgment, that each member of the Audit Committee is “financially literate” under NYSE listing standards and that Mr. Beach qualifies as an “audit committee financial expert” as defined by the SEC. During 2019, the Audit Committee met eleven times.

While the Audit Committee has the duties and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles in the United States of America (“GAAP”). Furthermore, it is not the duty of the Audit Committee to assure compliance with applicable laws, rules, and regulations. These are the duties and responsibilities of management, the Company’s independent registered public accounting firm, and others as described more fully below.

Management is responsible for the Company’s financial reporting process, which includes the preparation of the Company’s financial statements in conformity with GAAP, and the design and operating effectiveness of a system of internal controls and procedures to provide compliance with accounting standards and applicable laws, rules, and regulations. Management is also responsible for bringing appropriate matters to the attention of the Audit Committee and for keeping the Audit Committee informed of matters that management believes require attention, guidance, resolution, or other actions. RSM US LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of the Company’s consolidated financial statements with GAAP.

During the year, the Audit Committee discussed with RSM US LLP and the Company’s internal auditors, with and without management present, the overall scope and plans for their respective audits, the results of their examinations, and their evaluations of the effectiveness of the Company’s internal controls and of the overall quality of the Company’s financial reporting.

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2019 with RSM US LLP, the Company’s independent registered public accounting firm, and management. In addition, the Audit Committee discussed with RSM US LLP those matters required to be discussed under generally accepted auditing standards, including Statement on Auditing Standards No. 1301 (Communication with Audit Committees) as currently in effect.

RSM US LLP has provided to the Audit Committee the written disclosures and the letter required by the PCAOB’s Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and the Committee discussed with RSM US LLP any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence. In addition, the Audit Committee reviewed and approved the fees paid to RSM US LLP for audit and non-audit related services.

Based on the reviews and discussion referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Submitted by the Audit Committee

Michael Patriarca (Chairman)

Bruce Beach

Robert P. Latta

Sung Won Sohn, Ph.D.

26            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

AUDIT COMMITTEE REPORT

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference with any previous or future filings by the Company under the Securities Act of 1933 or the Exchange Act except to the extent that the Company specifically incorporates this report therein by reference.

Compensation Committee Matters

The Committee’s Processes and Procedures

The Compensation Committee’s charter is reviewed no less than annually to ensure that the Compensation Committee is fulfilling its duties in aligning the Company’s executive compensation program with the creation of stockholder value. The Board of Directors adopted the Committee’s charter on April 27, 2005, and most recently approved the charter on February 7, 2020.

The Compensation Committee’s charter provides the Compensation Committee with the sole authority and discretion to engage and terminate outside advisors to study and make recommendations regarding director or executive compensation matters, and has the sole authority to approve their fees and other retention terms. In 2019, the Compensation Committee retained Willis Towers Watson (the “Consultant”) as its outside independent compensation consultant to advise it on director and executive compensation matters. In this capacity, the Consultant reported directly to the Committee and provided data, analysis and guidance to assist the Committee in ensuring that the Company’s executive compensation programs and director compensation programs are appropriate, reasonable, and consistent with the Committee’s compensation objectives.

The Compensation Committee works directly with the Consultant to determine the scope of the work needed to assist the Committee in its decision-making processes. The Consultant attended Compensation Committee meetings to present and discuss market data and program design alternatives, and to provide advice and counsel regarding decisions facing the Compensation Committee. The Compensation Committee also meets regularly with the Consultant on an informal basis and without executive management. The Consultant provided no services to the Company other than services that were requested by the Committee; and the independence assessment that the Compensation Committee conducted confirmed that no conflicts of interest existed with respect to the Consultant’s work.

In 2019, the Committee directed the Consultant to provide an update to our peer group and CEO benchmarking and market analysis to inform the Committee’s compensation decisions and recommendations. The Consultant provided an analysis of the Company’s compensation program in comparison to proxy data from the Company’s Peer Group (as defined on page 35) and financial services industry published survey data. The Committee’s decisions with respect to the peer group analysis are discussed on page 35. There were no actions taken directly pursuant to the CEO benchmarking and market analysis, but the Committee used the overall information provided by the Consultant to help inform their related decisions.

The Compensation Committee Chairman works with management to set the individual meeting agenda for the Compensation Committee following an overall annual calendar of regular activities. The CEO, Chief Human Resources Officer and the Deputy General Counsel are the primary representatives of management who interact with the Compensation Committee, and serve as liaisons between the Compensation Committee and Company management. These officers regularly attend Compensation Committee meetings, and provide input and recommendations on compensation matters, as discussed more fully in the “Compensation Discussion and Analysis” below. They work with other senior executives to develop and recommend compensation strategies and practices to the Compensation Committee for its review and approval, including the performance goals and weighting factors used in the Company’s performance-based plans and base salary adjustments for specific officers. The Chief Human Resources Officer also works directly with the Consultant on a variety of Compensation Committee matters and provides administrative support and assistance to the Compensation Committee.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            27

CORPORATE GOVERNANCE

COMPENSATION COMMITTEE MATTERS

Compensation Committee Interlocks and Insider Participation

Each member of the Compensation Committee is an independent director under standards of the NYSE, is an outside director for purposes of Section 162(m) under the Code, and is a non-employee director under Section 16 of the Exchange Act. No member of the Compensation Committee is a current or former officer or employee of the Company or any subsidiary. No executive officer of the Company serves on the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving on our board of directors or the Compensation Committee. No executive officer of the Company serves on any board that has an executive serving on our Board.

At December 31, 2019, the Company’s executive officers, directors and principal stockholders (and their related interests) were indebted to the Bank in the aggregate amount of approximately $3.8 million. This amount was approximately 0.02% of total gross loans outstanding as of such date. All of the foregoing loans (i) were made in compliance with Regulation O promulgated by the Federal Reserve Board; (ii) were made in the ordinary course of business; (iii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and (iv) did not involve more than the normal risk of collectability or present other unfavorable features.

As a group, the Company’s directors and executive officers hold 3.46% of the outstanding common stock of the Company, as of April 13, 2020. Additional detail regarding the ownership of each director and executive officer can be found in the beneficial ownership table beginning on page 56.

28            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

CORPORATE GOVERNANCE

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Proposal No. 1. Election of Directors

The Company’s Bylaws provide that the Board of Directors will consist of not less than 8 or more than 17 directors. The Board of Directors may, from time to time, fix the number of directors within these limits. Effective as of the date of the Annual Meeting, the Company’s Board of Directors will be fixed at 14 directors.

The 14 individuals listed below, all of whom, with the exception of Messrs. Figuereo and Segedi, are currently directors of the Company, are the nominees to be elected as directors at the Annual Meeting to serve for one-year terms. Proxies may not be voted for a greater number of persons than the number of nominees named.

Vote Required. A nominee shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

The Board of Directors unanimously recommends that the stockholders vote

“FOR” all of the following nominees:

Bruce Beach

Juan Figuereo

Howard Gould

Steven Hilton

Marianne Boyd Johnson

Robert Latta

Todd Marshall

Adriane McFetridge

Michael Patriarca

Robert Sarver

Bryan Segedi

Donald Snyder

Sung Won Sohn, Ph.D.

Kenneth A. Vecchione

Biographical information about these nominees may be found beginning at page 7 of this proxy statement.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            29

EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

Executive Compensation

Executive Officers

Executive officers are appointed annually by the Board of Directors. In October of 2019, James Haught, the Company’s President and Chief Operating Officer, resigned effective immediately; however, because Mr. Haught would have been one of the three highest compensated executive officers at year-end had he remained with the Company, other than the Company’s CEO and CFO, his information is included herein. Following Mr. Haught’s departure, the role of President transitioned to the Company’s CEO and Timothy Boothe was promoted to the Chief Operating Officer position. Also in 2019, as part of a Companywide initiative, the Company eliminated its traditional corporate title structure, and as such, the Company no longer utilizes titles such as Executive Vice President. Prior to this change, all executive officers, other than the CEO, CFO, COO, and Executive Chairman were referred to as Executive Vice Presidents. Each of Messrs. Sarver and Vecchione currently serve on the Company’s Board of Directors in addition to their roles as executive officers and more information regarding each is available on pages 13 and 17, respectively. All ages are provided as of December 31, 2019.

DALE GIBBONS, C.P.A.
VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER Age: 59 Executive Officer since: 2003	Education: B.S., Arizona State University

  Mr. Gibbons has more than 30 years of experience in commercial banking.

  Biographical Information

•

Vice Chairman and Chief Financial Officer, Western Alliance Bancorporation, since 2018, prior to which Mr. Gibbons served as Executive Vice President and Chief Financial Officer of the Company beginning in May 2003.

•	Chief Financial Officer, Zions Bancorporation, from August 1996 to June 2001.
•	Mr. Gibbons worked for First Interstate Bancorp in a variety of retail banking and financial management positions from 1979 to 1996.

TIMOTHY BOOTHE
CHIEF OPERATING OFFICER Age: 54 Executive Officer since: 2019	Education: B.S. University of California, Santa Barbara, Graduate of the Pacific Coast Banking School through the University of Washington

  Mr. Boothe has more than 30 years of commercial banking industry experience.

  Biographical Information

•	Chief Operating Officer, Western Alliance Bancorporation, since October 2019, prior to which Mr. Boothe served as President of Bridge Bank, a division of Western Alliance Bank, beginning in July 2015.
•	Executive Vice President and Chief Operating Officer, Bridge Bank, from September 2006 until its acquisition by Western Alliance Bancorporation in July 2015.
•	Executive Vice President and Chief Lending Officer, Bridge Bank, since its inception in January 2001.

30            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

TIM BRUCKNER
CHIEF CREDIT OFFICER Age: 52 Executive Officer since: 2019	Education: B.S. Business Administration, University of Nebraska, M.B.A., Creighton University

  Mr. Bruckner has more than 25 years of commercial banking industry experience.

  Biographical Information

•	Chief Credit Officer, Western Alliance Bancorporation, since April 2019.
•	Executive Vice President, Divisional Chief Credit Officer, Alliance Bank of Arizona, a division of Western Alliance Bank, from January 2016 through April 2019.
•	Board Chair, Native American Connections.
•

Managing Director – Arizona Commercial Banking, BMO Harris Bank, from September 2012 to 2016. Mr. Bruckner worked for BMO Harris Bank as a Senior Vice President in a variety of divisions including Manager of the Special Assets Division, President of M&I Business Credit and President of M&I Equipment Finance, from June 2006 until his departure in February 2016.

•	Line of Business Head – Healthcare Finance/Leasing, Banc of America – Leasing & Capital, from 2003 to 2006.

BARBARA KENNEDY
CHIEF HUMAN RESOURCES OFFICER Age: 53 Executive Officer since: 2018	Education: B.A., University of Missouri-Columbia

  Ms. Kennedy has extensive experience in human resources management, specifically in the areas of talent acquisition and management, employee relations and total rewards.

  Biographical Information

•	Chief Human Resources Officer, Western Alliance Bancorporation, since April 2018.
•	Senior Vice President of Human Resources, Encore Capital Group, from April 2014 to April 2018.
•	Senior Vice President of Human Resources, United Stationers Supply Company, from August 2008 to March 2014.
•	Member of the Board of Directors of the Human Resources Management Association of Chicago, the Novo Group, and Meals On Wheels, from August 2008 to March 2014.
•	Executive Vice President, Human Resources, Safety, Recruiting and Driver Services, Swift Transportation Company, Inc., from August 1999 to July 2008.
•	Ms. Kennedy served in various management positions in Human Resources at Barr-Nunn Transportation.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            31

EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

RANDALL THEISEN
CORPORATE SECRETARY AND GENERAL COUNSEL Age: 61 Executive Officer since: 2013	Education: B.A., University of Wisconsin-Madison, J.D., Arizona State University

  Mr. Theisen has close to 40 years of experience representing financial institutions in banking, corporate and financial services law.

  Biographical Information

•	Corporate Secretary and General Counsel, Western Alliance Bancorporation, since February 2013, prior to which he was General Counsel for the Company starting in February 2006.
•	Prior to joining Western Alliance Bancorporation and Western Alliance Bank he served as the head of the Financial Institutions Practice Group of a major Phoenix-based law firm.
•

Named a “Leading Lawyer 2006” and “Best of the Bar 2005” for banking attorneys by The Business Journal of Phoenix, and as the “Arizona Public Company Counsel of the Year” in 2014 by the Association of Corporate Counsel.

JAMES HAUGHT
N/A Age: 51 Executive Officer from: 2017-2019	Education: B.S., University of Rochester, M.B.A., University of Rhode Island Certifications: CFA and FRM

  Biographical Information

•

President and Chief Operating Officer, Western Alliance Bancorporation, from April 2018 through October 2019, prior to which Mr. Haught served as Executive Vice President and Chief Operating Officer beginning in April 2017.

•	Managing Partner for Financial Services, The Exequor Group, from July 2013 to April 2017.
•	Senior Vice President/Global Head of Capital, State Street Corporation, from 2010 to 2013.
•

Mr. Haught began his banking career working for 12 years at RBS Citizens, including assignments in London, Boston, and Providence covering lending, modeling, asset liability management, and capital planning.

•	Prior to entering banking, Mr. Haught served eight years as a United States Naval Officer.

32            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

The objectives of the Company’s executive compensation programs are to:

(1)	establish an appropriate relationship between executive pay and the annual and long-term performance of the Company and its affiliates;

(2)	reflect the attainment of short- and long-term financial performance goals;

(3)	enhance the Company’s ability to attract and retain qualified executive officers; and

(4)	align, to the greatest extent possible, the interests of customers, management, and stockholders.

The compensation programs are designed to reward and motivate employees, especially our named executive officers, who consistently contribute to the ongoing success of the Company, and who identify and capitalize on opportunities as they arise.

Named Executive Officers for 2019

As used in this proxy statement, the term “named executive officers,” or “NEOs,” includes:

•	Kenneth A. Vecchione, who serves as our President and Chief Executive Officer;

•	Robert Sarver, who serves as our Executive Chairman;

•	Dale Gibbons, who serves as Vice Chairman and Chief Financial Officer;

•	Randall Theisen, who serves as Corporate Secretary and General Counsel;

•	Barbara Kennedy, who serves as Chief Human Resources Officer; and

•	James Haught, who served as President and Chief Operating Officer until October 29, 2019.

Aligning Executive Compensation with Metrics that Drive Shareholder Value

We believe in aligning our executive compensation with the interests of our shareholders by using a compensation mix of both fixed and variable components, and by delivering value to executives that reward performance. This includes a fixed base salary with benefits and limited executive perquisites and variable components such as our annual bonus plan and long-term equity incentive compensation. The compensation mix set forth below displays the 2019 compensation mix of our CEO and all other NEOs (excluding Mr. Haught).

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            33

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of 2019 Performance and Compensation

The Company’s overall compensation structure did not change in 2019, and continues to strongly link executive pay to performance that benefits shareholders. A significant portion of total direct compensation depends on the Company’s achieving challenging performance targets established in its annual bonus plan and equity awards.

Year-Over-Year Growth
• Deposits: +$3.6 billion / 18.9% • Loans: +$3.4 billion / 19.3%	• Net Income: +$63.4 million / 14.5% • Earnings per Share: +$0.70 / 16.9%

In 2019 the Company achieved another year of record performance. The significant achievements in 2019 include:

Strong Financial Performance	• Net income available to common stockholders of $499.2 million for 2019, compared to $435.8 million for 2018.
• Diluted earnings per share of $4.84 for 2019, and $4.14 per share for 2018.
• Net interest margin of 4.52% in 2019, compared to 4.68% in 2018.
• Tangible common equity ratio of 10.3%, compared to 10.2% at December 31, 2018.
• Return on average assets of 2.00% and return on tangible common equity of 19.6% in 2019.

Sustained Balance Sheet Growth	• Increase in total loans of $3.4 billion, or 19.3%.
• Increase in total deposits of $3.6 billion, or 18.9%.

Focused Asset Quality	• Improved net loan charge-offs to average loans outstanding of 0.02% for 2019, compared to 0.06% for 2018.
• Nonperforming assets (nonaccrual loans and repossessed assets) of 0.26% of total assets, from 0.20% at December 31, 2018.

Return of Capital	• Inaugural quarterly dividend of $0.25 declared in 3Q 2019.
• 2.8M shares repurchased in 2019; shares outstanding reduced by 2.7%.

The Company made the following noteworthy decisions in 2019:

•	Increased Mr. Vecchione’s salary by 4.5% consistent with his offer letter agreement; and

•	Promoted Mr. Bruckner to Chief Credit Officer and Mr. Boothe to Chief Operating Officer, offering each equity and bonus commensurate with their responsibilities and skills.

Compensation Design

The Compensation Committee, on behalf of the Board of Directors, performs responsibilities relating to the compensation of the Company’s directors and executive officers. The Committee seeks to establish total compensation for the Company’s executive officers that is fair, reasonable, competitive in the industry, and aligned with value creation for shareholders. The Company expects that its compensation program will enable it to attract and retain the high quality executive officers required to successfully manage and grow the Company. The Committee, the Board of Directors and management work together to ensure that compensation practices fairly reward executives for leading the Company through uncertain times, achieving predetermined performance criteria and implementing sound risk management practices. The Committee also takes action to ensure compensation is appropriately limited when necessary to serve the best interests of the Company or as required by regulatory constraints.

34            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2019 Advisory Vote on Executive Compensation

The Company provides stockholders with the ability to cast an annual advisory vote on the compensation of its executives. Over 98% of voting stockholders voted in favor of the 2018 compensation of the named executive officers as disclosed in the 2019 proxy statement. The Compensation Committee considered the results of the 2019 say-on-pay vote in determining 2020 compensation, but did not make pay changes as a direct result of the advisory vote or feedback from shareholders. The Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions.

Benchmarking of Compensation

The 2019 Peer Group is comprised of 20 banking organizations the Company used to analyze the NEOs’ compensation as compared to market practices. This group of banking companies was compiled by considering all banks with total assets within a range of approximately 0.5 x to 2.5 x the Company’s total assets, and with a commercial banking focus. For compensation purposes, the Committee uses a subset of the larger group of companies that the Company uses for purposes of comparing financial and stock performance.

The Company believed the Peer Group to be representative of those companies that are regional leaders in their markets and with which the Company competes for executive talent. The members of the 2019 Peer Group were:

•	Bank of Hawaii Corporation

•	Bank OZK

•	BankUnited, Inc.

•	Cathay General Bancorp

•	Columbia Banking System, Inc.

•	East West Bancorp

•	First Horizon Bank

•	IBERIABANK Corporation

•	Investors Bancorp, Inc.

•	MB Financial, Inc.
•	Old National Bancorp

•	Pacific Premier Bancorp, Inc.

•	PacWest Bancorp

•	Pinnacle Financial Partners Inc.

•	Signature Bank

•	SVB Financial Group

•	Texas Capital Bancshares, Inc.

•	UMB Financial Corporation

•	Umpqua Holdings Corporation

•	Valley National Bancorp

The Compensation Committee reviewed the Company’s Peer Group with the Consultant in 2019 to ensure that the Peer Group continues to be appropriate in light of the Company’s continued growth. After discussing potential alterations to the current Peer Group with the Consultant, the Compensation Committee approved modifying the Peer Group for 2020 by removing MB Financial, Inc, and including Synovus Financial Corp and Cullen/Frost Bankers, Inc.

Peer Group information is an important part of the analysis the Consultant provides to the Committee so that the Company can maintain executive compensation strategies that are competitive and ensure that compensation is adequate to retain and motivate key executives.

The Compensation Committee believes that its executive officers should receive total compensation that is competitive with comparable employers in the financial services industry and closely aligned with both the Company’s short-term and long-term performance, while at the same time complying with applicable regulatory requirements. The Compensation Committee seeks to provide compensation targeted to reflect the value and performance of executives in the market. Actual total direct compensation for executives may vary as necessary based on recommendations of the CEO, direction from the Board of Directors, performance of the Company or any subsidiary or division, individual performance, the experience level of individual executives, internal equity considerations, acquisition-related commitments, external market factors, and similar considerations.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            35

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Impact of COVID-19 on Executive Compensation

The executive compensation decisions and payments described herein were made in early 2020, 2019, and before, when the global extent of the COVID-19 pandemic had not yet become known to the public or the Company. The Compensation Committee will consider the duration, severity, and impact of COVID-19 throughout 2020, and will continue to evaluate the appropriateness of the Company’s executive compensation components and performance targets to ensure they align with the priorities of the Company and its shareholders.

Elements of Executive Compensation

The principal elements of the Company’s compensation program for NEOs during 2019 consisted of:

Principal Element		Form	Objectives

Base Salary		Cash	• Attract and retain key talent through competitive fixed compensation. • The only fixed source of cash income.
Annual Bonus		Cash

•  Create a pay-for-performance model with clearly established goals and metrics.

•  Motivate and retain key executives through the potential for significant cash compensation by achieving established goals that deliver value to shareholders.

•  Designed to provide market competitive payouts for the achievement of threshold, target, and maximum performance goals.

Long-Term Equity	Performance Based Stock Units	Stock

•  Connect executives’ individual interests and the long-term success of the Company.

•  Performance metrics are established for a three-year period and weighted 75% toward the Company’s three-year cumulative EPS and 25% toward the Company’s relative total shareholder return compared to the KBW Regional Banking Index.

	Restricted Stock Awards	Stock

•  Align executives’ interests with those of shareholders through the establishment of meaningful share ownership.

•  Retain key executives with time-vested stock grants.

•  Work in tandem with the Company’s Stock Ownership Guidelines to create and require meaningful stock ownership by executives.

Standard Benefits and Limited Perquisites		Benefits and Perquisites

•  Generally, offer executives the same benefit plans that are available to all full-time employees, plus voluntary benefits that an executive may select and pay for.

•  De-emphasizes benefits and perquisites for NEOs in favor of a performance-based compensation approach.

•  Provide limited job related special benefits, including vehicle allowance and access to the corporate jet for work related travel.

The Compensation Committee reviews and approves final payment packages for all executive officers except for the CEO and Executive Chairman, whose compensation is recommended by the Compensation Committee and approved by the Board of Directors. In evaluating and approving the compensation of executive officers other than the CEO and Executive Chairman, the Compensation Committee receives input from Messrs. Vecchione and Sarver and considers its own assessment of their performance as it has frequent exposure to these officers. Mr. Haught is only included in tables below that were relevant to his time of employment for 2019.

Annual Base Salary

The Company views a competitive annual base salary as a crucial component to attract and retain executive talent. In 2019, the Board of Directors determined the base salaries for Messrs. Vecchione and Sarver after reviewing the Compensation Committee’s analysis. The Compensation Committee determines the base salaries for other executive officers (including the NEOs) after considering the Consultant’s analysis, recommendations from Messrs. Vecchione and Sarver, and making its own assessments regarding individual performance, experience and other factors.

36            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2019 Salary Determination

In January 2019, the Compensation Committee reviewed the base salary for all executive officers. The base pay increase of 4.5% for Mr. Vecchione was previously approved by the full Board of Directors as part of Mr. Vecchione’s Offer Letter. No change was made to base salary for Mr. Sarver. With respect to the remaining executive officers, the Compensation Committee decided upon base increases of 3% for each executive officer, except for Mr. Theisen. Mr. Theisen received a base increase of 5% to acknowledge his assumption of additional responsibilities with respect to the risk management function.

2020 Salary Determination

In January 2020, the Compensation Committee reviewed the base salary for all executive officers. The base pay increase for Mr. Vecchione was previously approved by the full Board of Directors as part of Mr. Vecchione’s Offer Letter. When evaluated in context of our peer companies and the continued success of the Company, the Compensation Committee approved the following merit based salary increases for the NEOs in 2020.

	2019 Base Salary	Increase	2020 Base Salary

Vecchione	$1,150,000	4.4%	$1,200,000

Sarver	$900,000	—%	$900,000

Gibbons	$695,250	5.0%	$730,013

Theisen	$420,000	5.0%	$441,000

Kennedy	$365,650	3.0%	$376,620

Annual Bonus Plan

The Western Alliance Bancorporation Annual Bonus Plan (“Annual Bonus Plan”) is designed to create a pay-for-performance environment and is intended to motivate and retain qualified employees by providing the potential for an annual cash award based on the Company’s achievement of pre-determined performance criteria. The Annual Bonus Plan serves the Company’s compensation objective by rewarding executives for the attainment of short- and long-term financial performance goals.

The Annual Bonus Plan is designed to provide market competitive payouts for the achievement of threshold, target, and maximum performance goals. Establishment of the performance levels (threshold, target, and maximum) takes into account all factors that management and the Compensation Committee deem relevant, including market conditions and an assessment of a level of growth that is both aggressive and achievable for each performance criterion. Additionally, the Annual Bonus Plan restricts excessive risk-taking by not providing uncapped payouts and putting a ceiling on potential bonus payments.

For a number of years, the Compensation Committee has prioritized the importance of EPS, balance sheet growth and asset quality through the performance criteria established in the annual bonus plan and year over year, the Company and its shareholders have seen the results of this approach.

EPS is the most significant component of the performance metrics used because the Compensation Committee believes it is the best measure available to evaluate the Company’s success and ability to deliver value to shareholders. EPS captures elements of corporate performance that are beyond those of the individual operating business lines, such as corporate funding policies and the management and allocation of capital. EPS also addresses the importance of stable asset quality through loan charge-offs and the provision for credit losses, which puts an emphasis on both near and longer term earnings. Additionally, EPS targets are aligned with the Company’s annual and long-term financial plans, which the Board and management have assessed for achievability.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            37

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Annual Bonus Plan has also kept the Company and its management focused on growing its loan portfolio, being its own source of funding through deposit growth, while maintaining constant attention to credit quality. The Company’s performance in these areas is reflected in the graphs below.

The Compensation Committee reviews and analyzes the Annual Bonus Plan performance factors on a yearly basis, and believes that the year over year results demonstrate results that directly link executive compensation with Company performance.

38            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2019 Annual Bonus Determination

The Company’s 2019 target goals and actual performance for each bonus component is provided below. The goals were above industry averages, and overall performance was at the top of the Peer Group.

Performance Factor	Target Performance	Actual Performance	Target Weight	Actual Weight Based on Performance

Earnings per Share	$4.60	$4.84	40.0%	62.50%

Net Charge-Offs (1)	<0.15%	0.02%	7.5%	11.25%

Classified Asset Ratio (2)	<1.50%	0.64%	7.5%	11.25%

Non-Credit Enhanced Deposit Growth (3)	$1,750 million	$3,370 million	10.0%	15.00%

Loan Growth (4)	$1,750 million	$2,703 million	10.0%	15.00%

Non-Interest Bearing Deposit Growth (5)	$200 million	$854 million	10.0%	20.00%

Quality Control (6)	Achieves	Achieves	15.0%	15.00%

		Total	100.0%	150.00%

(1)	The Net Charge-Off ratio equals Net Loan Charge-Offs for the year divided by Average Loans Outstanding for the year.

(2)	The Classified Asset Ratio is the ratio of Classified Assets to Total Assets as of December 31, 2019.

(3)	The year-over-year deposit growth excludes accounts with credit enhancements, such as letters of credit, collateralized deposits and reciprocal deposit arrangements.

(4)	For purposes of the Annual Bonus Plan, the loan growth calculation excludes increases in loans acquired by acquisition, certain syndications, and residential mortgage bulk purchases.

(5)	The year-over-year growth in deposits that do not require reimbursement for customers’ banking related operating expenses of our unused earnings credits.

(6)	Quality Control refers to the Company’s performance as reflected in regulatory examinations and internal audits, and performance is measured and assessed by the Audit Committee.

The following table shows the annual incentive compensation targets, expressed as a percentage of annual cash salary and bonus targets, as well as achievements and payouts under the Annual Bonus Plan.

Name	Target (% of Actual Salary)	2019 Bonus Paid ($)	2019 Bonus Paid (as % of Target)

Vecchione	100%	1,722,116	150%

Sarver	100%	1,350,000	150%

Gibbons	100%	1,039,370	150%

Theisen	65%	407,250	150%

Kennedy	65%	355,311	150%

Haught	100%

In addition to the above described bonus payouts, each of Messrs. Gibbons and Theisen and Ms. Kennedy received additional bonus payouts based on their individual performance in 2019. Mr. Gibbons received a personal performance bonus of $75,000, while Mr. Theisen received $60,000, and Ms. Kennedy received $25,000. The Company has not historically included personal performance bonuses in executive compensation and does not expect to continue the practice; however, given these executives contributions to the banner successes of the Company in 2019, the bonuses were deemed appropriate in 2019.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            39

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2020 Annual Bonus Determination

Based on the levels of responsibilities of each executive officer, the Compensation Committee determined that the target bonus amounts for the Company’s executive officers, including the NEOs, should continue at the levels established in 2019 with the exception of increasing Mr. Vecchione’s target by 25%. The Committee reviewed the target bonus for CEOs in our peer group and wanted to ensure Mr. Vecchione’s bonus target was consistent and competitive with CEOs in the peer group and reflects the strong performance of the company relative to peers. Also, because the Company’s performance outpaced the aggressive performance targets established in 2019, the Compensation Committee determined that the Maximum Bonus payout in 2020 should be increased to 175% to allow the executive officers to participate in upside success that contributes to shareholder value.

Name	Target (% of Actual Salary)	2020 Target Bonus ($) (1)	2020 Maximum Bonus (as % of Target)	2020 Maximum Bonus ($) (1)

Vecchione	125%	$1,500,000	175.0%	$2,625,000

Sarver	100%	900,000	175.0%	1,575,000

Gibbons	100%	730,013	175.0%	1,277,522

Theisen	65%	286,650	175.0%	501,638

Kennedy	65%	244,803	175.0%	428,405

(1)	All amounts provided herein are estimates.

The Compensation Committee adopts bonus performance targets in consultation with Messrs. Sarver, Vecchione, and Gibbons. Based on the information available at the beginning of the year (before the global extent of the COVID-19 pandemic was known) about competitive performance expectations, the Compensation Committee approved the 2020 Annual Bonus Plan with the following criteria and weighting factors:

Performance Factor	Target Weight	Maximum Weight Based on Performance

Adjusted Earnings per Share	40.0%	73.8%

Net Charge-Off Ratio	7.5%	13.1%

Average Classified Assets to Total Asset Ratio	7.5%	13.1%

Soft Cost Non-Interest Deposit Growth	10.0%	25.0%

Non-Credit Enhanced Deposit Growth	10.0%	17.5%

Organic Loan Growth	10.0%	17.5%

Quality Control	15.0%	15.0%

	100.0%	175.0%

Long-Term Equity Incentive Compensation

The Company considers long-term equity incentive compensation (“LTI”) critical to the alignment of executive compensation with stockholder value creation and an integral part of the Company’s overall executive compensation objectives. The Compensation Committee approved 2019 annual equity grants for the NEOs at its February meeting. The grant date for the annual equity grant for all NEOs was the day of the Board of Directors’ February meeting.

As mentioned above, the Compensation Committee and the CEO believe that EPS is the best measure of the Company’s success and its ability to deliver value to shareholders. Reaching long-term EPS goals is critical to the Company’s growth strategy, and the EPS targets are designed to deliver performance that is better than the Peer Group. The Company has consistently delivered outstanding results to shareholders by focusing on this EPS strategy. Therefore, in both 2019 and 2020, the Company continued to design its performance-based equity awards primarily around the achievement of specified EPS targets. However, the Compensation Committee also recognizes the importance of total shareholder return (“TSR”), especially in light of the SEC’s proposed “Pay for Performance” rules.

40            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2019 LTI Determination:

Given the ongoing success of the Company’s pay-for-performance approach, the Compensation Committee decided to continue granting performance-based stock unit awards (“PSUs”) to Company executives in 2019. The Compensation Committee believes that performance-based shares connect an executive’s individual interests and the long term success of the Company. After considering information regarding market analysts’ expectations for the Peer Group and the Company and input from Mr. Vecchione and the Consultant, the Committee decided that the performance targets for the PSUs covering the 2019-2021 performance period would be weighted 75% toward the Company’s three-year cumulative EPS and 25% toward the Company’s relative TSR compared to the KBW Regional Banking Index. At the end of the performance period, the Company’s actual performance against the performance targets will be computed separately, then added together to obtain the total number of shares awarded.

The Committee approved the following performance targets for the 2019-2021 performance period:

Cumulative EPS (75%):

PSU Vesting (%)	Target ($)

—%	<$	14.00

50%		14.00

100%		15.15

200%		15.90 or above

Relative TSR (25%) compared to the KBW Regional Banking Index:

TSR (%)	KBW Regional Banking Index (percentile)

—%	<25th

50%	25th

100%	50th

200%	75th or above

The relative TSR component of LTI will be subject to a 100% maximum if TSR is negative for the performance period. The Company will interpolate on a straight-line basis between the threshold, target and maximum in each category of performance.

Each NEO is awarded a target number of PSUs; however, the actual number of shares of common stock received will depend on the Company’s actual performance at the end of the 3-year performance period. The PSUs will be forfeited, and the accounting expense reversed, if the established threshold performance goals are not achieved or in the event of termination of employment that is not in connection with a Change in Control (as defined in the 2005 Stock Incentive Plan) or a Qualified Retirement as defined in the award agreement.

In accordance with his Offer Letter, the Board of Directors granted Mr. Vecchione the number of PSUs equivalent to $1.15 million and RSAs equivalent to $1.15 million on the date of the grant. The Committee’s recommendation was consistent with market data for Mr. Vecchione. All other NEOs also received a combination of RSAs and PSUs with the same measures provided above, and in amounts commensurate with their position and responsibilities within the Company.

Name	RSAs (#)	PSUs (#)

Vecchione	25,482	25,481

Sarver	24,928	24,927

Gibbons	7,703	7,702

Theisen	4,653	4,653

Kennedy	4,051	4,051

Haught	7,132	7,132

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            41

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2020 LTI Determination

In early February 2020, after considering information regarding market analysts’ expectations for the Peer Group and the Company and input from Messrs. Vecchione and Sarver and the Consultant, the Committee designed performance targets for the PSUs covering the 2020-2022 performance period in the same way as the 2019-2021 PSUs, weighted 75% toward the Company’s three-year cumulative EPS and 25% toward the Company’s relative TSR compared to the KBW Regional Banking Index. At the end of the performance period, the Company’s actual performance against the performance targets will be computed separately, then added together to obtain the total number of shares awarded.

The Committee approved the following performance targets for the 2020-2022 performance period:

Cumulative EPS (75%):

PSU Vesting (%)	Target ($)

—%	<$	15.30

50%		15.30

100%		16.25

200%		17.20 or above

Relative TSR (25%) compared to the KBW Regional Banking Index:

TSR (%)	KBW Regional Banking Index (percentile)

—%	<25th

50%	25th

100%	50th

200%	75th or above

The relative TSR component of LTI will be subject to a 100% maximum if TSR is negative for the performance period. The Company will interpolate on a straight-line basis between the threshold, target and maximum in each category of performance. Other than the revised performance targets, the 2020 PSUs have the same terms as the 2019 PSUs.

Each of the NEOs received a combination of RSAs and PSUs with the measures provided above. Mr. Vecchione was awarded the number of PSUs and RSAs approved pursuant to his Offer Letter, and the other NEOs received LTI grants commensurate with their position and responsibilities within the Company.

Name	RSAs (#)	PSUs (#)

Vecchione	21,194	21,193

Sarver	19,869	19,869

Gibbons	6,446	6,446

Theisen	3,894	3,894

Kennedy	3,329	3,329

The Company has a compensation recovery policy that would apply if the result of a performance measure upon which an award was based is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment. The Compensation Committee, in its sole discretion, may direct the Company to recover any portion of any annual or long-term cash, equity or equity-based incentive paid, provided or awarded to any executive officer, including our NEOs, that represents the excess over what would have been paid if such event had not occurred.

42            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Officer Stock Ownership Guidelines

The Board of Directors adopted Stock Ownership Guidelines in 2010. The Stock Ownership Guidelines, as amended, require the Company’s executive officers to own a minimum number of shares of the Company’s common stock, depending on their position and compensation level. Each actively employed NEO is required to remain in full compliance with these requirements.

Name	Ownership Guidelines	Status

Vecchione	5x base salary	Met

Sarver	5x base salary	Met

Gibbons	4x base salary	Met

Theisen	3x base salary	Met

Kennedy (1)	3x base salary	Met

Haught (2)	N/A	N/A

(1)	Ms. Kennedy joined the Company as an Executive Officer in 2018 and is within the five-year compliance phase-in period.

(2)	Following Mr. Haught’s resignation, he is no longer subject to the Stock Ownership Guidelines.

Hedging and Pledging of Company Securities

The Company’s Insider Trading Policy and Stock Ownership Guidelines prohibit any hedging or pledging of Company stock held by directors and executive officers. Notwithstanding the foregoing, certain limited exceptions for pledging exist, including (a) shares of Company common stock held in a margin account or pledged as collateral for a loan prior to July 30, 2019, and (b) where the executive or director demonstrates the financial capacity to repay the loans without resorting to the pledged stock, such exception to be granted at the sole discretion of the Governance Committee. Any pledged shares are excluded from required ownership levels, and subject to both individual and collective maximums on Company shares that may be placed in a margin account or otherwise pledged.

Benefits and Perquisites

With limited exceptions, the Company offers executives the same benefit plans that are available to all full-time employees (e.g., participation in our 401(k) Plan and group insurance plans for medical, dental, vision care and prescription drug coverage; basic life insurance; long-term disability coverage; holidays; vacation, etc.), plus voluntary benefits that an executive may select and pay for (e.g., supplemental life insurance). The Company’s overall benefits philosophy is to focus on the provision of core benefits, with executives able to use their cash compensation to obtain such other benefits as they individually determine to be appropriate for their situations.

The Company believes in a compensation philosophy that deemphasizes benefits and perquisites for NEOs in favor of the performance-based compensation approach described above. The Company does not pay gross-ups and overall perquisites for NEOs continue to be minimal and limited to business-related functions and responsibilities. Please see footnote 4 to the Summary Compensation Table below for more information regarding perquisites offered to our NEOs.

Non-Qualified Deferred Compensation Plan

NEOs may voluntarily defer cash compensation as part of the Western Alliance Bancorporation Nonqualified 401(k) Restoration Plan (“Restoration Plan”). The Restoration Plan was adopted in order to allow the executive officers to defer a portion of their compensation because they face statutory limits under the Company’s 401(k) Plan. We believe the Restoration Plan is a cost-effective method of providing a market-competitive benefit to the NEOs. For more information on the Restoration Plan, including amounts deferred by the NEOs in 2019, see the Deferred Compensation Plan table and accompanying narrative below.

Tax Considerations

Section 162(m) of the Internal Revenue Code (Section 162(m)) generally disallows a tax deduction to a company for compensation in excess of one million dollars paid to any person who was the CEO or CFO at any time during the tax year, as well as the three next most highly compensated named executive officers as of the last day of the tax year. Historically, compensation that qualified as “performance-based compensation” and met certain other requirements was exempt from the deduction limitation.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            43

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Federal tax legislation enacted in December 2017 eliminated the Section 162(m) performance-based compensation exemption prospectively and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain arrangements and awards in place as of November 2, 2017. We intend to continue to administer arrangements and awards subject to this transition rule with a view toward preserving their eligibility for the performance-based compensation exemption to the extent practicable and consistent with the non-tax compensation program objectives noted above.

While the Compensation Committee views the availability of a tax deduction as a relevant consideration in setting executive compensation, it believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for the Company’s success and retains the flexibility to award compensation consistent with the goals of the executive compensation program described above.

Furthermore, the Compensation Committee considered other tax and accounting provisions in developing the pay programs for the Company’s NEOs. These included special rules applicable to nonqualified deferred compensation arrangements under Code Section 409A and the accounting treatment of various types of equity-based compensation under FASB ASC Topic 718, as well as the overall income tax rules applicable to various forms of compensation. While the Company attempted to compensate executives in a manner that produced favorable tax and accounting treatment, its main objective was to develop fair and equitable compensation arrangements that appropriately reward executives for the achievement of short- and long-term performance goals.

Evaluation of Company Compensation Plans and Risk

The Compensation Committee engages in a comprehensive review of the Company’s employee incentive plans no less often than annually. In April 2019, the Compensation Committee met with the Company’s CFO and senior risk officers to discuss, evaluate and review all of the Company’s employee compensation plans. The Compensation Committee and senior risk officers identified potential risks posed to the Company and risk mitigating factors within the plans. Based on input regarding long-term and short-term risks to the Company, the Committee ensured the plans include guiding principles, limitations on eligibility, clawbacks and other features, as necessary, to focus employees on long-term value creation rather than short-term results. Based on its most recent review of the compensation plans, an evaluation of the amount of payments made and the number of employees eligible for each plan, and discussions with the Company’s senior risk officers regarding the potential risks and how those risks are limited for each plan, the Compensation Committee determined that none of the Company’s compensation programs are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Report

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement for filing with the SEC, and incorporated by reference into our Annual Report on Form 10-K.

Submitted by the Compensation Committee

Dr. James E. Nave (Chairman)

Marianne Boyd Johnson

Robert Latta

Todd Marshall

44            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES

Compensation Tables

Summary Compensation Table

The following table provides NEO compensation information for each of the past three fiscal years and only for those years that these individuals were considered NEOs. The column entitled “Salary” discloses the amount of base salary paid to each NEO during the year, including amounts paid by Company subsidiaries. The column entitled “Stock Awards” discloses the fair value of an award of stock measured in dollars and calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The column entitled “Non-Equity Incentive Plan Compensation” discloses payments made under the Western Alliance Bancorporation Annual Bonus Plan.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Kenneth Vecchione Chief Executive Officer (President until April 1, 2018)	2019	1,148,077		2,299,960	1,722,116	91,130	5,261,283
	2018	1,088,462	—	2,199,951	1,499,273	43,145	4,830,831
	2017	464,808	—	5,171,720	1,263,090	19,075	6,918,693
Robert Sarver Executive Chairman (Chairman and Chief Executive Officer until April 1, 2018)	2019	900,000		2,249,956	1,350,000	121,861	4,621,817
	2018	934,616	—	2,250,027	1,287,362	100,280	4,572,285
	2017	1,176,923	—	2,987,978	1,486,560	94,409	5,745,870
Dale Gibbons Vice Chairman and Chief Financial Officer	2019	692,914	75,000	695,228	1,039,370	71,073	2,573,585
	2018	666,346	—	702,000	917,841	61,425	2,347,612
	2017	588,462	—	610,447	743,280	43,600	1,985,789
Randall Theisen General Counsel	2019	417,693	60,000	419,980	407,250	43,584	1,348,507

Barbara Kennedy Chief Human Resources Officer	2019	364,421	25,000	365,643	355,311	55,263	1,165,638
	2018	238,942	—	951040	317,841	14,839	1,522,662
Jim Haught (4) Former President and Chief Operating Officer	2019	559,880	—	643,734	—	1,540,249	2,743,863
	2018	622,116	—	702,000	856,917	24,831	2,205,864
	2017	200,000	250,000	460,186	568,391	160,816	1,639,393

(1)

In 2019 and 2018, stock awards consisted of restricted stock and performance-based stock units while in 2017, stock awards consisted of performance-based restricted stock and stock units. The amounts represent the grant date fair value of the stock awards issued during the applicable fiscal year. With respect to the 2019 and 2018 performance-based stock units, the amounts disclosed represent the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718 at the target level of payout. The amount disclosed for the 2017 performance-based stock units are calculated at the maximum level of payout.

For all years in which such person was a NEO, the value of the performance-based stock unit awards based on maximum performance as of the grant date was: Mr. Vecchione—$2,299,915 and $2,199,951 in 2019 and 2018 respectively, with no performance-based stock unit awards received in 2017; Mr. Sarver—$2,249,911, $2,250,027, and $2,987,978 in each of 2019, 2018, and 2017, respectively; Mr. Gibbons—$695,183, $702,000, and $642,576 in each of 2019, 2018, and 2017, respectively; Mr. Theisen—$419,980 in 2019; Ms. Kennedy— $365,643 and $356,640 in each of 2019 and 2018, respectively; and Mr. Haught—$643,734, $702,000 and $484,407 in each of 2019, 2018 and 2017, respectively. The Grants of Plan-Based Awards During 2019, Outstanding Equity Awards at Fiscal Year End and the Option Exercises and Stock Vested in 2019 tables include additional information with respect to all awards outstanding as of December 31, 2019.

Each participant that received a performance-based stock unit award was awarded a specific number of target units that will be earned by the participant at the end of a three-year performance period based on the Company’s cumulative EPS and TSR. Please refer to the “Long-Term Incentive Compensation” section of the CD&A in this proxy statement for more details regarding this equity program.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            45

EXECUTIVE COMPENSATION

COMPENSATION TABLES

(2)

The Non-Equity Incentive Plan Compensation was fully payable as of December 31, 2019, and may not be deferred at the election of the NEO. The amounts reported in this column consist of earnings pursuant to the Annual Bonus Plan for the year indicated.

(3)

Components of the “All Other Compensation” column include premiums paid by the Company in 2019 with respect to life, disability, medical, dental and vision insurance for the benefit of the NEOs, and matching contributions made by the Company in 2019 to the NEOs’ health savings accounts, 401(k) Plan and/or the Restoration Plan, and other perquisites.

(4)	Mr. Haught resigned from the Company effective October 29, 2019.

Name	Insurance Premiums ($)	Registrant Contributions to 401(k) and Restoration Plans ($) (1)	Severance (2)	Dividends on Restricted Shares	Perquisites ($) (3)	Total ($)

Vecchione	14,388	12,600	—	52,143	12,000	91,130

Sarver	14,388	65,721	—	29,752	12,000	121,861

Gibbons	6,165	48,423	—	4,485	12,000	71,073

Theisen	14,215	12,600	—	4,569	12,200	43,584

Kennedy	14,388	12,600	—	7,276	21,000	55,263

Haught	12,912	12,375	1,500,000	3,840	11,122	1,540,249

(1)

In 2019, the Company matched 75% of the executive’s first 6% of compensation contributed to the 401(k) Plan. Each executive is fully vested in his or her contributions. Earnings are calculated based on employees’ election of investments, and distributions are made at the normal retirement date, termination of employment, disability or death. For information on the Company’s contributions to the Restoration Plan, see the Nonqualified Deferred Compensation Table and accompanying narrative below.

(2)	Mr. Haught received a severance payment of $1,500,000 upon his resignation.

(3)

Perquisites include a car allowance for each Executive Officer and gift cards for Mr. Theisen and Mr. Haught. Ms. Kennedy was inadvertently not paid her car allowance per her offer letter during 2018. That amount was paid in 2019 and is reflected in her 2019 compensation.

46            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES

Grants of Plan-Based Awards During 2019

The following table contains information about estimated payouts under non-equity incentive plans and long-term equity incentive awards made to each NEO during 2019. No stock options were granted to NEOs in 2019.

•	“ABP” is the annual incentive cash award payable pursuant to our 2019 Annual Bonus Plan.

•	“PSUs” are performance-based stock unit awards subject to performance-based vesting.

•	“RSAs” are restricted stock awards subject to time-based vesting.

For a more complete understanding of the table, please read the related narrative.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Awards ($)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Kenneth Vecchione
ABP		861,058	1,148,077	1,722,116
PSU	2/5/2019				12,741	25,481	50,962		1,149,958
RSA	2/5/2019							25,482	1,150,003
Robert Sarver
ABP		675,000	900,000	1,350,000
PSU	2/5/2019				12,464	24,927	49,854		1,124,956
RSA	2/5/2019							24,928	1,125,001
Dale Gibbons
ABP		519,686	692,914	1,039,371
PSU	2/5/2019				3,851	7,702	15,404		347,591
RSA	2/5/2019							7,703	347,636
Randall Theisen
ABP		203,625	271,500	407,250
PSU	2/5/2019				2,327	4,653	9,306		209,990
RSA	2/5/2019							4,653	209,990
Barbara Kennedy
ABP		177,656	236,874	355,311
PSU	2/5/2019				2,026	4,051	8,102		182,822
RSA	2/5/2019							4,051	182,822
Jim Haught
ABP		482,813	643,750	965,625
PSU	2/5/2019				3,566	7,132	14,264		321,867
RSA	2/5/2019							7,132	321,867

Non-Equity Incentive Plan Awards (Columns 3-5) The amounts reported in these columns reflect threshold, target and maximum award amounts for fiscal year 2019 pursuant to the 2019 Western Alliance Bancorporation Annual Bonus Plan, which is a performance-based compensation plan. The actual amounts earned by each NEO pursuant to such plan are set forth in the Non-Equity Incentive Compensation Column of the Summary Compensation Table.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            47

EXECUTIVE COMPENSATION

COMPENSATION TABLES

Equity Incentive Plan Awards (Columns 6-8) The amounts reported in these columns reflect threshold, target and maximum award amounts for the 2019-2021 performance cycle pursuant to the PSUs issued as part of our 2019 annual equity awards. The actual amounts, if any, earned by each NEO pursuant to such awards are determined by the Compensation Committee at the end of the three-year performance cycle and are based on the Company’s cumulative EPS and total shareholder return during the performance period. Threshold, target and maximum award amounts are payable upon achievement of a cumulative EPS of $14.00, $15.15, and $15.90, respectively, and total shareholder percentiles of 25, 50, and 75, respectively. For more information regarding performance unit awards, please refer to the “Long-Term Incentive Compensation” section of the CD&A.

Stock Awards (Column 9) The amounts reported in the 9th column reflect the number of shares underlying restricted stock awards that were granted as part of our 2019 annual equity awards. These are time vested awards which will vest 50% on the second and third anniversaries of the grant date.

Grant Date Fair Value (Column 10) In the case of PSUs issued as part of our 2019 annual equity awards, the grant date fair value is based on the target number of shares, which the Company currently estimates as a probable outcome of the market-based performance conditions. Depending on whether or to what extent the respective performance conditions are met, the number of shares for which the performance units are settled may range from zero to 200%.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning outstanding stock option awards and unvested RSAs and PSUs held by each NEO as of December 31, 2019. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. For stock awards, the table provides the total number of shares of stock that have not vested and the aggregate market value of shares of stock that have not vested. We computed the market value of stock awards by multiplying the closing market price of our stock at December 31, 2019 ($57.00), by the number of shares of unvested stock.

		Stock Awards

Name	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Grant Year	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Kenneth Vecchione	94,285	5,374,245	2017	—	—
			2018	37,606	2,143,542
			2019	50,962	2,904,834
Robert Sarver	59,504	3,391,728	2017	122,760	6,997,320
			2018	38,462	2,192,334
			2019	49,854	2,841,678
Dale Gibbons	16,673	950,361	2017	26,400	1,504,800
			2018	12,000	684,000
			2019	15,404	878,028
Randall Theisen	9,138	520,866	2017	13,200	752,400
			2018	6,000	342,000
			2019	9,306	530,442
Barbara Kennedy	14,551	829,407	2018	6,000	342,000
			2019	8,102	461,814

(1)

Based on performance through the end of 2019, amounts shown represent the Company achieving maximum performance goals for the PSUs granted on January 24, 2017 for the 2017-2019 performance period, for the PSUs granted on January 30, 2018 for the 2018-2020 performance period and for the PSUs granted on February 5, 2019 for the 2019-2021 performance period. Ms. Kennedy’s 2018 PSUs were granted on April 24, 2018, which was soon after her employment start date.

48            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES

Stock Vested and Options Exercised in 2019

The following table provides information concerning the vesting of restricted stock during 2019 for each of the NEOs on an aggregate basis. The table reports the number of shares of stock that have vested; and the aggregate dollar value realized upon vesting of stock. For stock awards that vested in 2019, the aggregate dollar amount realized upon vesting was computed by multiplying the number of shares of stock by the market value of our common shares on the vesting date. Information regarding exercises of stock options has been omitted because no stock options were exercised by NEOs during 2019.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Kenneth Vecchione	25,000	1,091,000

Robert Sarver	33,345	1,505,822

Dale Gibbons	7,020	317,237

Randall Theisen	3,510	158,618

Barbara Kennedy	2,500	118,100

Jim Haught	2,227	94,135

Nonqualified Deferred Compensation in 2019

The Company sponsors the Restoration Plan, a non-qualified deferred compensation plan available only to certain executives. The Restoration Plan became effective in 2006. Under the 401(k) Plan, there is a statutory limit on the amount of compensation that can be taken into consideration in determining participant contributions and the Company’s matching contributions. The Restoration Plan allows participants to contribute 6% of their base salary and bonus compensation payable under the Annual Bonus Plan, without regard to the statutory compensation limit, but offset by participant contributions actually made under the 401(k) Plan. The Company makes matching contributions of 50% of the deferred amount up to 3% of all compensation as offset by the amount of matching contributions made on the participant’s behalf under the 401(k) Plan.

The following table provides information with respect to the Restoration Plan. The amounts shown include compensation earned and deferred in prior years, and earnings on, or distributions of, such amounts. The column “Executive Contributions in 2019” indicates the aggregate amount contributed to such plans by each NEO during 2019. In 2019, no NEO received preferential or above-market earnings on deferred compensation, and no withdrawals or distributions were made.

Name	Executive Contributions in 2019 ($)	Registrant Contributions in 2019 ($) (1)	Aggregate Earnings in 2019 ($)	Aggregate Balance at 12/31/19 ($)

Kenneth Vecchione	—	—	—	—

Robert Sarver	106,242	53,121	25,005	1,312,063

Dale Gibbons	71,645	35,823	8,101	451,423

Randall Theisen	—	—	—	—

Barbara Kennedy	—	—	—	—

Jim Haught	—	—	—	—

(1)	Amounts in this column are included in the Summary Compensation Table, in the “All Other Compensation” column, and as a portion of the “Registrant Contributions” column in footnote (3) to that table.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            49

EXECUTIVE COMPENSATION

CEO PAY RATIO

CEO Pay Ratio

We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive. The Compensation Committee reviewed a comparison of CEO pay to the pay of all our employees in 2019. The compensation for our CEO in 2019 was approximately 52 times the pay of our median employee.	52:1 CEO Pay Ratio

Our CEO to median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K. We identified the median employee by examining the total compensation for all individuals, excluding Mr. Vecchione and including Mr. Sarver, who were employed by us on December 1, 2019. To determine total compensation, we used: (1) the W-2 Gross Wages amount for all active employees who were employed during the entire 2019 calendar year; and (2) the annualized gross compensation amount for mid-year hires using December 1, 2019 payroll data. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not include retired employees or employees on long term leaves of absence who may have received compensation during the course of the year. We did not make any assumptions, adjustments, or estimates with respect to total cash or equity compensation, other than annualizing the compensation for any active employees that were not employed by us for all of 2019.

After identifying the median employee based on total compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2019 Summary Compensation Table in this proxy statement.

Accordingly, our median employee for 2019 received total compensation in the amount of $101,103, whereas our CEO’s total compensation for 2019 totaled $5,261,283, such that our 2019 CEO to median employee pay ratio was 52:1.

Median Employee Elements of Compensation*	CEO Eligibility	Median Employee Eligibility

Base Salary

Restricted Stock Awards

Annual Incentive Plan Compensation

Additional Bonus Plans (Recruitment and New Business)

Health and Wellness

401K with Match

*

Chart displays elements of compensation our median employee is eligible to participate in, but does not detail all elements of compensation our CEO participates in. For an in depth look at the CEO’s compensation, please see the compensation tables set forth above.

50            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments upon Termination or Change in Control

Potential Payments upon Termination in the Event of a Change in Control

In 2012, the Board of Directors adopted the Western Alliance Bancorporation Change in Control Severance Plan (“CIC Plan”) for its executive officers; therefore, all NEOs were eligible for change in control severance benefits payable pursuant to the CIC Plan. Under the CIC Plan, benefits were payable to eligible executives, including NEOs, only if the plan’s double trigger requirements are satisfied, meaning that, in order to receive any of the following benefits, the executive’s employment must be terminated without cause or the executive must terminate his employment for good reason during the 24-month period following a Change in Control.

A Change in Control is defined as:

•	the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity;

•	a sale of all or substantially all of the assets of the Company to another person or entity; or

•

any transaction, including a merger or reorganization, in which the Company is the surviving entity, which results in any person or entity other than persons who are stockholders or affiliates immediately prior to the transaction owning 50% or more of the combined voting power of all classes of stock of the Company.

Severance benefits under the CIC Plan consist of:

•	a single lump sum cash severance payment in an amount equal to the sum of (i) two times the executive’s base salary, and (ii) two times the executive’s target incentive bonus amount;

•	payment of any annual bonus that the executive earned in the prior year, but which was unpaid as of the executive’s separation from service;

•	payment of a pro rata amount of the executive’s target incentive bonus amount for the year in which the executive’s separation from service occurs, based on the number of days elapsed in the year; and

•	payment of the Company’s portion of the cost of continuing coverage under the Company’s group health benefit plan for the executive and the executive’s family for a period of up to 24 months.

The payment of benefits under the CIC Plan is conditioned upon the executive executing a general release in favor of the Company and is subject to the terms of the non-competition, non-solicitation and confidentiality covenants agreed to between each executive and the Company.

The 2005 Stock Incentive Plan provides for the treatment of outstanding options and shares of restricted stock upon the occurrence of a Change in Control. In the event of a Change in Control, unless the successor entity or a parent or subsidiary thereof has agreed in writing to assume or continue the Company’s outstanding stock options and restricted stock awards or to substitute new awards to replace such outstanding awards of the Company, then the outstanding stock options and unvested restricted stock awards will vest in full, and the Board of Directors may elect, in its sole discretion, either to provide that all stock options will be exercisable for a period of 15 days prior to, and contingent upon, the consummation of the Corporate Transaction or to cancel any outstanding options and restricted stock in exchange for an amount of cash or securities. With respect to performance shares, the stock unit agreements provide that, in the event of a Change in Control, the vesting of the 2017, 2018 and 2019 performance shares shall be determined based on performance for the portion of the performance period that elapsed prior to the Change in Control.

Under the Restoration Plan, the Company’s matching contribution in the executive’s account (and all earnings thereon) will become 100% vested immediately (if not already vested) upon a change in control of the Company.

Assuming a change in control or other vesting event occurred on December 31, 2019, the vesting benefit pursuant to the Restoration Plan to each NEO would have been $0 for Mr. Vecchione, $1,312,063 for Mr. Sarver, $451,423 for Mr. Gibbons, $0 for Mr. Theisen, $0 for Ms. Kennedy, and $0 for Mr. Haught.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            51

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The table below reflects the amount of compensation that would have become payable to each of our NEOs under then existing plans if the NEO’s employment had been involuntarily terminated or the NEO resigned for good reason immediately following a Change in Control on December 31, 2019 (other than Mr. Haught, for whom information is shown based on his October 29, 2019 resignation date). The actual amounts that would be paid upon a NEO’s termination of employment or in connection with a Change in Control can be determined only at the time of any such event. Due to a number of factors that may affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be higher or lower than indicated in the table. Factors that could affect these amounts include the timing during the year of any such event, our stock price, the attained level of performance for performance units, and any additional agreements or arrangements we may enter into in connection with any change in control or termination of employment. For a more complete understanding of the table, please read the narrative disclosures that follow the table.

Name	Cash Severance ($)	Bonus ($)	Stock Awards ($)	Welfare & Other Benefits ($)	Total ($)

Kenneth Vecchione	4,600,000	1,722,116	10,422,621	24,793	16,769,530

Robert Sarver	3,600,000	1,350,000	15,423,060	24,793	20,397,853

Dale Gibbons	2,781,001	1,039,370	4,017,189	9,348	7,846,908

Randall Theisen	1,386,001	407,250	2,145,708	24,448	3,963,407

Barbara Kennedy	1,206,349	355,311	1,633,221	24,793	3,219,674

Jim Haught	1,500,000	—	—	—	1,500,000

Cash Severance (Column 2) The cash severance amount upon a change in control termination represents a lump sum payment equal to the sum of (i) two times the executive’s base salary as of December 31, 2019, and (ii) two times the executive’s the target incentive bonus amount under the 2019 Annual Bonus Plan.

Bonus (Column 3) The bonus amount represents the pro-rata payment of the annual bonus based on the number of days that the NEO was employed by the Company during the fiscal year. Because we have assumed that the applicable termination of employment occurred on the last day of our 2019 fiscal year, the amounts reported in this column represent the full annual bonus award payable to each NEO for 2019.

Stock Awards (Column 4) The amounts reported represent the value that would have been attained upon the full vesting of all unvested restricted stock and performance share awards held by the NEO as of December 31, 2019. Amounts attributable to performance shares are based on the assumption for the 2018 and 2019 performance share awards would have vested based on achievement of maximum performance and target performance, respectively. The value of each share of restricted stock and performance shares subject to accelerated vesting is equal to our common stock’s closing market price per share of $57.00 on December 31, 2019.

Welfare & Other Benefits (Column 5) The welfare benefits amount represents the employer portion of the premium paid on behalf of the NEO for continued coverage under the Company’s medical, dental and vision plans during the applicable severance period. Amounts are based on premiums paid on the executive’s behalf in 2019.

2020 Single Severance Plan

On February 25, 2020, the Compensation Committee, under its Board delegated authority, approved the Western Alliance Bancorporation Severance and Change in Control Plan, as amended and restated effective February 25, 2020 (the “Severance Plan”). The Severance Plan amends, restates, and replaces in its entirety the prior CIC Plan, the details of which are described above.

Under the Severance Plan, certain executives, including the Company’s NEOs, who are designated by the Board and who enter into individual participation agreements are eligible to participate in the Severance Plan and to receive severance and certain other payments under the circumstances set forth in the Severance Plan.

52            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Severance Plan generally provides that severance benefits will be paid upon

•	the termination of an executive’s employment for unsatisfactory work performance (“Poor Performance”) that does not provide grounds for termination with Cause (as defined in the Severance Plan);

•	the termination of an executive’s employment without Cause (other than a termination for Poor Performance);

•	a retirement at or after age sixty with at least ten years of continuous service (a “Qualified Retirement”); and

•

the termination of an executive’s employment without Cause (other than a termination for Poor Performance) or by the executive for Good Reason (as defined in the Severance Plan), in either case within the twenty-four month period following a Change in Control (the definition of which remains the same as under the prior CIC Plan and is described in further detail above) (a “Change in Control Termination”).

Under the Severance Plan, in the event of a qualifying termination of employment in any of the circumstances described above, and contingent upon the executive’s execution of a binding release agreement and waiver of claims, the executive will be entitled to receive accrued benefits, payable in accordance with the Company’s normal payroll practice, and the severance and other payments set forth in the Severance Plan. Following a termination for Poor Performance, the executive will receive a lump sum cash payment in an amount equal to nine months of the executive’s annual base salary for the year in which the termination occurs. Following a termination without Cause (other than a termination for Poor Performance), the executive will receive (i) a lump sum cash payment in an amount equal to one-and-a-half times the executive’s annual base salary for the year in which the termination occurs, plus (ii) a lump sum cash payment in an amount equal to the Company’s portion of premiums paid for continuation coverage for up to twenty-four months following termination of employment pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (the “COBRA Premium Payment”). Following a Qualified Retirement, the executive will be entitled to receive a lump sum cash payment of a pro rata amount of the executive’s annual bonus for the year in which the Qualified Retirement occurs, based on the Company’s actual projected performance at the time of the Qualified Retirement.

Following a Change in Control Termination, the executive will receive the same benefits previously provided for under the prior CIC Plan, as described in further detail above.

If any amount or benefits to be paid or provided to an executive under the Severance Plan or any other arrangement would trigger the excise tax imposed on “excess parachute payments,” the executive’s payments and benefits will be reduced to one dollar less than the amount that would cause the payments and benefits to be subject to the excise tax, unless the executive would be better off (on an after-tax basis) receiving all payments and benefits and paying all applicable excise and income taxes.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            53

EXECUTIVE COMPENSATION

EMPLOYMENT, NONCOMPETITION AND INDEMNIFICATION AGREEMENTS

Employment, Noncompetition and Indemnification Agreements

Employment Agreements

The Company entered into an Offer Letter with Mr. Vecchione on May 1, 2017, pursuant to which Mr. Vecchione serves as President and CEO. In addition to his initial base salary, including increases through 2020, equity compensation, and participation rights in the Company’s bonus and incentive plans, Mr. Vecchione is also entitled to participate in all employee benefit plans, practices, and programs maintained by the Company. The agreement provides for Mr. Vecchione to participate in the Company’s change-in-control plan for executives, the details of which are discussed above.

Finally, as described in the Compensation Discussion and Analysis, the Company entered into an Offer Letter with Ms. Kennedy on February 7, 2018, pursuant to which she serves as Executive Vice President and Chief Human Resources Officer and a member of the Senior Operating Committee. In addition to her initial salary and equity compensation, the Offer Letter provides Ms. Kennedy with participation rights in the Company’s bonus and incentive plans and the Company’s change in control plan for executives, the details of which are discussed above.

Noncompetition Agreements

On July 31, 2002, the Company entered into a Noncompetition Agreement with Mr. Sarver, pursuant to which he has agreed not to compete with the Company nor solicit our employees or customers while he is employed by the Company as a senior executive or is a member of its Board of Directors and for two years following the conclusion of such service.

In consideration for the Company making certain executive officers, including the NEOs, eligible for the severance benefits provided pursuant to the Company’s CIC Plan, each executive is subject to the terms of certain non-competition, non-solicitation and confidentiality covenants by and between the executive and the Company, pursuant to which the executive agrees not to disclose confidential Company information at any time and not to compete with the Company nor solicit our employees or customers for a period of one year following termination of employment.

Similarly, in order to be eligible to receive benefits under the Severance Plan, each NEO must comply with the confidentiality, non-solicitation and non-disparagement covenants set forth in the Severance Plan. In addition, an executive whose employment terminates due to a Qualified Retirement or a Change in Control Termination must also comply with the non-competition covenants set forth in the Severance Plan.

In addition to the non-competition terms described above, in connection with the annual restricted stock unit grants received by the executive officers, the stock agreements related thereto each contain certain non-solicitation and confidentiality covenants pursuant to which the executive agrees not to disclose confidential Company information at any time and not to solicit our employees or customers for a period of one year following termination of employment.

Indemnification Agreements

The Company has entered into indemnification agreements with each of the Company’s directors and executive officers that provide contractual assurance of the indemnification authorized and provided for by the Certificate of Incorporation and Bylaws and the manner of such indemnification.

54            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Certain Transactions with Related Persons

The Company and its banking subsidiaries have engaged in, and in the future expect to engage in, banking transactions in the ordinary course of business with directors, officers, and principal stockholders of the Company and its subsidiaries (and their associates), including corporations, partnerships and other organizations in which such persons have an interest. See “Compensation Committee Interlocks and Insider Participation” on page 28 for more information on these banking transactions.

Other than such banking transactions, there have been two related person transactions since the beginning of fiscal 2019: first, the Company’s bank subsidiary purchased season tickets for the Phoenix Suns’ 2019-2020 season for a total amount of $564,500 along with separate individual ticket purchases totaling $9,444. Mr. Sarver is the Managing Partner of the entity which owns the Phoenix Suns NBA basketball team, and Mr. Hilton is a limited partner in the Phoenix Suns ownership group. The tickets are used for business development purposes. Second, pursuant to Western Alliance Bank’s Use of Corporate Aircraft Policy, when Mr. Sarver and his related party, the Phoenix Suns, used Western Alliance Bank’s private airplane for non-Company use each paid arms-length transaction fees to Western Alliance Bank totaling $185,203 in 2019, with $156,912 paid by Mr. Sarver and $28,291 paid by the Phoenix Suns.

Except as described in the previous paragraphs and except for the compensation arrangements and other arrangements described in “Executive Compensation” elsewhere in this proxy statement, there were no transactions during our fiscal year ended December 31, 2019 and there is not currently proposed any transaction or series of similar transactions to which we were or will be a party, in which the amount involved exceeded or will exceed $120,000 in which any director, any executive officer, any holder of 5% or more of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Certain Business Relationships

Mr. Sarver is one of three general partners in a limited partnership that holds certain commercial real estate in which Messrs. Hilton and Marshall are limited partners. This partnership is not related in any way to the Company’s operating or financial performance or the value of the Company’s shares. None of the directors, other than Mr. Sarver, is a managing or general partner in the limited partnership, nor do they have any other policy making role. Mr. Sarver also is the Managing Partner of the entity which owns the Phoenix Suns NBA basketball team. Mr. Hilton is a limited partner in the Phoenix Suns ownership group.

Policies and Procedures Regarding Transactions with Related Persons

In February 2020, the Board of Directors completed its annual review and approval of its Related Party Transactions Policy (“Policy”) that can be found in the Governance Documents section of the Investor Relations page of the Company’s website at www.westernalliancebancorporation.com or, for print copies, by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

The Policy applies only to specific transactions or arrangements with so-called related parties, which includes the Company’s directors, executive officers, beneficial owners of 5% of more of the Company’s voting securities, related entities, and immediate family members of the foregoing. In general, under the Policy, unless the transaction is deemed to be pre-approved under the Policy, every transaction involving a related party that involves amounts greater than $120,000 must be approved by the Governance Committee.

In accordance with Federal Reserve Board Regulation O, the Company’s bank subsidiary has adopted a formal policy governing any extensions of credit to any executive officer, director or significant stockholder of the bank or any affiliate. These policies require, among other things, that any such loan (1) be made on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with unrelated persons, (2) not involve more than the normal risk of collectability or present other unfavorable features for the bank, and (3) be approved by a majority of the bank’s full board of directors, without the direct or indirect participation of the interested person. Any transactions between the Company and an officer or director of the Company (or any of its affiliates), or an immediate family member of such an officer or director, falling outside the scope of these formal policies must be conducted at arm’s length. Any consideration paid or received by the Company in such a transaction must be on terms no less favorable than terms available to an unaffiliated third party under similar circumstances.

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EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Certain Beneficial Owners, Directors and Executive Officers

The following table sets forth as of the Record Date, April 13, 2020, the record and beneficial ownership of the Company’s common stock by: (a) persons known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock; and (b) each director, director nominee and NEO. The ownership of all directors and executive officers (not just NEOs) as a group is provided at the bottom of the table.

The information contained herein has been obtained from the Company’s records and from information furnished to the Company by each person. An asterisk represents less than one percent of the class. The Company knows of no person who owns, beneficially or of record, either individually or with associates, more than 5% of the Company’s common stock, except as set forth below.

Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (#)	Percent of Class (2)

T. Rowe Price Associates, Inc. (3)	7,068,665	7.00%

The Vanguard Group (4)	8,332,324	8.25%

Bruce Beach	39,211	*

Juan Figuereo	—	*

Dale Gibbons (5)	205,707	*

Howard Gould	35,413	*

James Haught	2,227	*

Steven Hilton (6)	134,074	*

Marianne Boyd Johnson (7)	379,513	*

Barbara Kennedy	20,380	*

Robert Latta	46,400	*

Todd Marshall	715,530	*

Adriane McFetridge	7,592	*

James Nave, D.V.M.	330,781	*

Michael Patriarca	20,165	*

Robert Sarver (8)	963,194	*

Bryan Segedi	—	*

Donald Snyder	106,439	*

Sung Won Sohn	40,641	*

Randall Theisen	57,182	*

Kenneth Vecchione (9)	303,158	*

All directors and executive officers as a group (20 persons)	3,497,478	3.46%

*	Less than 1%

(1)

In accordance with the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if such person has or shares voting power and/or investment power with respect to the shares, or has a right to acquire beneficial ownership at any time within 60 days from April 13, 2020. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Shares subject to outstanding stock options and warrants, which an individual has the right to acquire within 60 days of April 13, 2020 (“exercisable stock options” and “exercisable warrants,” respectively), are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities. The business address of each of the executive officers and directors is One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Telephone: (602) 389-3500.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

(2)	Percentage calculated on the basis of 100,954,498 shares outstanding on April 13, 2020.

(3)

Based on a Schedule 13G filed by T. Rowe Price Associates, Inc. (“T. Rowe Price”) on February 14, 2020. These securities are owned by various individual and institutional investors which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. T. Rowe Price has sole voting power of 1,707,982 shares, shared voting power of 0 shares, sole dispositive power of 7,068665 shares, and shared dispositive power of 0 shares. For purposes of the reporting requirements of the Exchange Act, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price’s address is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)

Based on a Schedule 13G filed by The Vanguard Group (“Vanguard”) on February 12, 2020. Vanguard has sole voting power of 49,327, shared voting power of 21,611 shares, sole dispositive power of 8,274,236 shares, and shared dispositive power of 58,088 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(5)	Mr. Gibbons’ share ownership includes 130,000 shares pledged or held in a margin account.

(6)	Mr. Hilton’s share ownership includes 61,548 shares held by a limited liability company.

(7)	Ms. Johnson’s share ownership includes 55,668 shares pledged or held in a margin account.

(8)

Mr. Sarver’s share ownership includes: (i) 30,000 shares held by Mr. Sarver’s spouse, over which he disclaims all beneficial ownership; (ii) 5,000 shares held by Mr. Sarver’s children, over which he disclaims all beneficial ownership; (iii) 89,822 shares held by a limited partnership; and (iv) 553,200 shares pledged or held in a margin account.

(9)	Mr. Vecchione’s share ownership includes 87,103 shares pledged or held in a margin account.

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EXECUTIVE COMPENSATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. The Company prepares reports for such filings of its officers and directors based on information supplied by them. Based solely on its review of such information and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2019, its officers and directors were in compliance with all applicable filing requirements, except:

•	William Boyd, Director Emeritus, made one late filing attributable to his wife’s purchase of Company stock.

•	J. Kelly Ardrey, Chief Accounting Officer, made one late filing regarding an off-cycle restricted stock grant.

Equity Compensation Plan Information

As of December 31, 2019, there are no outstanding options under the Company’s 2005 Stock Incentive Plan (the only plan pursuant to which the Company issues equity awards). The amounts reflected in the table below represent both the total number of shares remaining available for future issuance under the Company’s 2005 Stock Incentive Plan and the outstanding options and shares assumed as part of the acquisition of Bridge Capital Holdings on June 30, 2015, which were issued pursuant to the now closed Bridge Capital Holdings’ 2006 Equity Incentive Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of shares remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders (1)	58,307	$18.38	2,856,156

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	58,307	$18.38	2,856,156

(1)	Shares issued in respect of these assumed options do not count against the share limits of the 2005 Stock Incentive Plan.

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EXECUTIVE COMPENSATION

PROPOSAL NO. 2 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Proposal No. 2. Advisory (Non-Binding) Vote on Executive Compensation

Section 14A of the Exchange Act requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, no less than once every three years. Consistent with the desire of the Company’s stockholders expressed at the 2018 Annual Meeting of Stockholders to conduct the advisory vote on executive compensation annually, the Company has elected to provide for annual votes on executive compensation.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and other related tables and disclosures therein.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of the Company and its affiliates, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible interests of management and stockholders. Our Board of Directors believes that our compensation policies and practices achieve these objectives.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board of Directors and Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

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EQUITY PLAN AMENDMENT

2005 STOCK INCENTIVE PLAN

Equity Plan Amendment

At the Annual Meeting, the stockholders will be asked to approve the amendment and restatement (the “Amendment and Restatement”) of the Western Alliance Bancorporation 2005 Stock Incentive Plan (the “Incentive Plan”). The Company’s Board of Directors and stockholders previously approved the BankWest of Nevada 1997 Incentive Stock Option Plan, the BankWest of Nevada 1997 Nonqualified Stock Option Plan, the Western Alliance Bancorporation 2000 Stock Appreciation Rights Plan and the Western Alliance Bancorporation 2002 Stock Option Plan (together, referred to as the “prior plans”). Stockholders approved the Incentive Plan at the Company’s 2005 Annual Meeting, which was subsequently amended in 2007, 2009, 2012, 2014 and 2016. The Incentive Plan is an amendment and restatement of the prior plans and therefore supersedes the prior plans, while preserving the material terms of the outstanding prior plan awards. Awards made under any of the prior plans are subject to the terms and conditions of the Incentive Plan, which has been structured so as not to impair the rights of award holders under the prior plans.

We believe that in order to successfully attract and retain the best possible candidates for positions of responsibility and to provide them with appropriate incentives to contribute to the Company’s success, we must continue to offer a competitive equity incentive program. As of December 31, 2019, a total of 2,440,380 shares remained available for the grant of new awards under the Incentive Plan. We believe that the number of shares available under the Incentive Plan are insufficient to meet the Company’s anticipated needs. The increase in shares authorized pursuant to the Amendment and Restatement will ensure that the Company will continue to have available a reasonable number of shares for its equity incentive program. In addition, the Amendment and Restatement will extend the term of the Incentive Plan, which is currently set to expire on April 7, 2025 and make certain administrative changes to the Incentive Plan as described more fully below.

Accordingly, on April 15, 2020, the Company’s Board of Directors adopted the Amendment and Restatement, subject to approval by the Company’s stockholders, to:

•

increase the maximum number of shares of the Company’s common stock available for issuance thereunder by 1,680,000 shares, from 10,500,000 to 12,180,000 shares, including shares available under the prior plans, and the total number of shares remaining available for grant of new awards under the Incentive Plan to 4,120,380 shares;

•	extend the term of the Incentive Plan to April 15, 2030;

•	ratify the 2016 amendment to the Incentive Plan providing for a cap on director equity compensation; and

•

make certain other administrative changes, including to conform the Incentive Plan to certain changes to Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) enacted under by the Tax Cuts and Jobs Act of 2017 while retaining individual award limits and other provisions that are not required but the Board of Directors considers good governance practices.

The Board of Directors urges you to vote in favor of this proposal to amend and restate the Incentive Plan.

2005 Stock Incentive Plan

The following summary of the Incentive Plan is subject to the specific provisions contained in the complete text of the Incentive Plan. A copy of the Incentive Plan, as amended and restated by the Amendment and Restatement, is included as Appendix A to this proxy statement.

Purpose. The purpose of the Incentive Plan is to attract and retain highly qualified officers, directors, key employees, consultants and advisors, and to motivate them to expend maximum effort to improve the Company’s business results and earnings. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted and unrestricted stock awards, stock units, dividend equivalent rights and cash awards.

•

Key Features Designed to Protect Stockholders’ Interests. The Incentive Plan’s design reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following plan features:

•

No Evergreen Feature. The maximum number of shares available for issuance under the plan is fixed and cannot be increased without stockholder approval. In addition, the plan expires by its terms on a specified date.

•	Repricing Prohibited. Stockholder approval is required for any repricing of underwater awards.

•	No Discount Awards. Stock options and stock appreciation rights must have an exercise price no less than the fair market value of the stock on the date the award is granted.

•	Per-Participant Limit on Awards. The plan limits the size of awards that may be granted during any one year to any one participant.

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2005 STOCK INCENTIVE PLAN

•

Award Design Flexibility. Different kinds of awards may be granted under the plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support our attainment of strategic goals.

•	Performance-Based Awards. The plan permits the grant of performance-based stock awards that are payable upon the attainment of specified performance goals.

Shares Authorized. Prior to the Amendment and Restatement, the Incentive Plan authorizes the issuance of a maximum of 10,500,000 shares of our common stock, including shares subject to awards that were outstanding under the prior plans on the effective date of the Incentive Plan. If this proposal is approved by the stockholders, the cumulative number of shares of common stock authorized for issuance under the Incentive Plan will be increased by 1,680,000 shares to an aggregate of 12,180,000 shares. Without reducing the number of shares otherwise available for the grant of awards under the Incentive Plan, the Company may assume or substitute replacement awards under the Incentive Plan for awards of service providers of companies that it may acquire.

On March 31, 2020, the closing price of the Company’s common stock as reported by the New York Stock Exchange was $30.61.

Source of Shares; Adjustments. The common stock issued or to be issued under the Incentive Plan consists of authorized but unissued and reacquired shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Incentive Plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Incentive Plan. Proportional adjustments will be made to the number and kind of shares subject to outstanding awards, to the per share exercise price of outstanding stock options and stock appreciation rights, to the number and kind of shares available for issuance under the Incentive Plan, and to the individual limitations on awards described below, in order to appropriately reflect the effect of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, distribution payable in capital stock of the Company or any other entity or other assets, and other similar events.

If the exercise price of any option or a tax withholding obligation with respect to any award is satisfied by tendering shares or by withholding shares, only the number of shares issued net of the shares tendered or withheld will be deemed delivered for the purpose of determining the maximum number of shares available for delivery under the Incentive Plan. The number of shares authorized for issuance under the Incentive Plan will be increased by the number of shares of common stock, if any, repurchased by the Company using “option proceeds” (as defined by the Incentive Plan), provided that such increase cannot exceed an amount equal to the option proceeds divided by the fair market value per share of common stock determined on the date of exercise of the applicable stock option.

Award Limits. The Incentive Plan contains certain individual limits on the maximum amount that can be paid in cash under the Incentive Plan and on the maximum number of shares of common stock that may be issued under the Incentive Plan in a calendar year. The maximum number of shares subject to options or stock appreciation rights that can be issued under the Incentive Plan to any person is 150,000 shares in any calendar year. The maximum number of shares that can be issued under the Incentive Plan to any person, other than pursuant to an option or stock appreciation right, in any calendar year is 300,000 shares. The maximum amount that may be earned as an annual incentive award or other cash award in any calendar year by any one person is $5.0 million, and the maximum amount that may be earned in any performance period under a performance award or other cash award by any one person is $15.0 million.

Administration. The Incentive Plan is administered by the Board of Directors and, to the extent of its delegated authority, by the Compensation Committee. All references in this description of the Incentive Plan to the Compensation Committee include the Board of Directors. Subject to the terms of the Incentive Plan, the Compensation Committee may select participants to receive awards; determine the types of awards, terms and conditions of awards; and interpret provisions of the Incentive Plan. At its discretion, the Compensation Committee may grant awards under the Incentive Plan in substitution or exchange for any other awards granted under the Incentive Plan or another plan of the Company, any affiliate or any business entity acquired by the Company or an affiliate, or any other right of a grantee to receive payment from the Company or any affiliate. However, the Compensation Committee cannot reprice underwater options or stock appreciation rights without shareholder approval.

Eligibility. Awards may be made under the Incentive Plan to employees, officers, directors, consultants and advisors to the Company or an affiliate whose participation in the Incentive Plan is determined to be in the Company’s best interests by the Compensation Committee. As of March 31, 2020, there were approximately 965 employees, 7 officers, 13 directors, and 0 consultants and advisors eligible to participate in the Incentive Plan.

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Amendment or Termination of the Incentive Plan. While the Board of Directors may suspend, terminate or amend the Incentive Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards without their consent. In addition, an amendment will be contingent on approval of the Company’s stockholders to the extent required by law or the requirements of an applicable stock exchange. Prior to the Amendment and Restatement, the Incentive Plan will automatically terminate on April 7, 2025. If this proposal is approved by the stockholders, the Incentive Plan will be extended and automatically terminate on April 15, 2030, unless terminated earlier.

Stock Options. The Compensation Committee may grant options to purchase shares of common stock intended to qualify as incentive stock options within the meaning of Section 422 of the Code and stock options that do not qualify as incentive stock options, referred to as “nonqualified stock options.” The exercise price of each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. If the Company were to grant incentive stock options to any holder of more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (a “10% stockholder”), the exercise price may not be less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of each stock option will be fixed by the Compensation Committee but may not exceed 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). The Compensation Committee determines at what time or times and upon what conditions each option may be exercised and the period of time, if any, after an optionee’s death, disability, retirement or other termination of employment during which options may be exercised. The exercisability of options may be accelerated by the Compensation Committee. In general, an optionee may pay the exercise price of an option by cash or cash equivalent, by tendering shares of the Company’s common stock having a fair market value equal to the exercise price to be paid or by means of a broker-assisted cashless exercise.

Stock options granted under the Incentive Plan generally may not be transferred or assigned other than by will or under applicable laws of descent and distribution or pursuant to a domestic relations order. However, the Company may permit limited transfers of nonqualified stock options without receipt of value to or for the benefit of immediate family members of optionees.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights in conjunction with an option or other award under the Incentive Plan or independently of any other award. Stock appreciation rights are rights to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the excess of the fair market value of the shares underlying the rights over the exercise price of those rights, which may not be less than the fair market value of the shares on the date of grant. All other terms and conditions applicable to stock appreciation rights will be determined by the Compensation Committee and are substantially similar to those applicable to stock options that may be granted under the Incentive Plan.

Stock and Stock Unit Awards. The Compensation Committee may grant awards of restricted stock, unrestricted stock or stock units under the Incentive Plan. Such awards may be granted for no consideration other than services rendered by the grantee or for such monetary consideration as determined by the Compensation Committee. Shares of restricted stock are shares of common stock of the Company that are issued subject to service or performance-based vesting conditions determined by the Compensation Committee. Stock units are rights to receive shares of common stock upon the future satisfaction of service or performance-based vesting conditions determined by the Compensation Committee. Until the applicable vesting conditions have been satisfied, neither shares of restricted stock nor stock units may be sold, transferred, assigned, pledged or otherwise disposed of. Any shares of restricted stock or stock units that remain unvested on their holder’s termination of service will be immediately forfeited, except as otherwise provided by the Compensation Committee in the applicable award agreement. Unless otherwise provided by the Compensation Committee, holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the Compensation Committee may provide that the dividends will be subject to the same or different vesting conditions and restrictions as applied to the original award. Holders of stock units have no voting rights as stockholders but may be provided with a right to receive dividend equivalents payable in cash or in additional stock units.

Performance and Annual Incentive Awards. The Compensation Committee may provide for stock- or cash-based awards under the Incentive Plan whose grant, vesting or settlement is conditioned upon the achievement of one or more specified goals tied to objective business criteria over such periods as the Compensation Committee determines. Annual incentive awards have performance period of up to one year, while performance awards may have a performance period of up to 10 years.

Payment of any performance or annual incentive award to a covered employee is contingent upon a written determination by the Compensation Committee of the achievement of the applicable performance goals and the amount of the award that has become payable as a result. The Compensation Committee, in its discretion, may reduce (but not increase) the amount of a performance or

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2005 STOCK INCENTIVE PLAN

annual incentive award that is otherwise payable based on the achievement of performance goals. In granting a performance or annual incentive award, the Compensation Committee will specify the circumstances under which the award will be paid or forfeited in the event of the termination of the grantee’s service prior to the end of the applicable performance period or settlement of the award. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such performance or annual incentive awards.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights either as a component of another award or as a separate award. Dividend equivalent rights are rights entitling the recipient to receive cash or shares of common stock equal in value to cash dividends paid with respect to a specified number of shares of common stock. Dividend equivalents may be paid at the time of the dividend payment on common stock or may be converted into additional shares of stock or stock units and settled at a specified later time, such as at the time a related award vests or is settled.

Effect of Corporate Transactions. The occurrence of a corporate transaction may cause awards granted under the Incentive Plan to vest in full and to be exercised or settled prior to the consummation of the transaction, unless the awards are assumed, continued or substituted for by the successor entity or its parent or subsidiary in connection with the corporate transaction. Alternatively, the Compensation Committee may elect to cancel any outstanding awards and pay, or cause to be paid, to the holder an amount in cash or securities having a value determined in accordance with the Incentive Plan. Any options or stock appreciation rights that are not assumed or continued will terminate upon the consummation of the corporate transaction. A corporate transaction means the Company’s dissolution or liquidation; a merger, consolidation, or reorganization in which the Company is not the surviving entity; a sale of all or substantially all of the Company’s assets or any transaction which results in any person or entity owning 50% or more of the combined voting power of the Company’s stock.

Change in Control Accelerated Vesting of Prior Plan Awards. With respect to the awards outstanding under the prior plans as of the effective date of the Incentive Plan, all such awards become fully vested, and, in the case of options, exercisable in connection with the consummation of a change in control as defined in the applicable prior plan, provided the award remains outstanding upon the change in control and relates to a continuing employee or other service provider and except to the extent retaining the unvested status of certain outstanding options eliminates any excise tax under section 4999 of the Code that, if applied, would produce an unfavorable net after-tax result for the option holder.

Summary of Federal Income Tax Considerations. The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits, which may arise with respect to optionees subject to the alternative minimum tax.

Nonqualified Stock Options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonqualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such

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2005 STOCK INCENTIVE PLAN

ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant receiving a grant of restricted stock normally recognizes ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to treat the full value of the grant as taxable income on the grant date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares at vesting (or earlier Section 83(b) election), will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Units Awards. A participant generally will recognize no income upon the grant of a stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on settlement. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Golden Parachute Payments. Awards that are granted, accelerated or enhanced upon the occurrence of, or in anticipation of, a change in control may give rise, in whole or in part, to “excess parachute payments” under Section 280G and Section 4999. Under these provisions, the participant would be subject to a 20% excise tax on, and the Company would be denied a deduction with respect to, any “excess parachute payments.”

Awards Subject to Section 409A of the Code. Certain awards granted under the Incentive Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards (“409A awards”) are intended to comply with the requirements of Section 409A. 409A awards are subject to additional rules, including restrictions on the time and form of payment of awards. For certain individuals who are “specified employees”, payment of 409A awards will be delayed for six months after the individual’s separation from service. If a 409A award fails to satisfy the requirements of Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if a 409A award fails to comply with the provisions of Section 409A, the recipient of that award will be responsible for the payment of an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest requirements with respect to such amounts.

Deductibility of Certain Compensation. Performance awards and annual incentive awards granted prior to November 2, 2017 to a covered employee and otherwise considered to be “grandfathered” under Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, shall not be subject to any amendment under the Equity Plan Amendment to the extent such amendment otherwise would be considered a material modification.

Plan Benefits. The amount and timing of awards granted under the Incentive Plan are determined in the sole discretion of the Compensation Committee and therefore cannot be determined in advance. The future awards that would be received under the Incentive Plan by directors, executive officers and other employees are discretionary and are therefore not determinable at this time.

64            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

EQUITY PLAN AMENDMENT

PROPOSAL NO. 3 EQUITY PLAN AMENDMENT

Proposal No. 3. Equity Plan Amendment

The affirmative vote of a majority of the votes cast on Proposal 3 is required for approval of the amendment and restatement of the 2005 Stock Incentive Plan.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the amendment and restatement of the Western Alliance Bancorporation 2005 Stock Incentive Plan.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            65

INDEPENDENT AUDITORS

FEES AND SERVICES

Independent Auditors

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed RSM US LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2020, and the related internal controls over financial reporting, as of December 31, 2020. RSM US LLP has served as the independent auditor for the Company since 1994. Representatives of RSM US LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions posed by the stockholders.

Fees and Services

The following table shows the aggregate fees billed to the Company for professional services by RSM US LLP for fiscal years 2019 and 2018.

	Fiscal Year 2019 ($)	Fiscal Year 2018 ($)
Audit Fees	1,173,256	969,500
Audit-Related Fees	33,600	33,075
Tax Fees	—	20,980

Total	1,206,856	1,023,555

Audit Fees. Audit fees for both years include professional fees and costs associated with audits of consolidated financial statements and review of Form 10-K; SAS 100 reviews of interim financial information and related Forms 10-Q. Audit fees for 2018 also include amounts related to SEC offering procedures.

Audit-Related Fees. Audit-related fees include audits of an employee benefit plan.

Tax Fees. Tax fees for 2018 are related to assistance with a refund claim.

The Audit Committee considered the compatibility of the non-audit-related services performed by and fees paid to RSM US LLP in 2019 and determined that such services and fees are compatible with the independence of RSM US LLP.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve all audit and non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee has established a policy regarding pre-approval of permissible audit, audit-related, tax and other services provided by the independent auditors, which services are periodically reviewed and revised by the Committee. Unless a type of service has received general pre-approval under the policy or involves de minimis fees, the service will require specific approval by the Audit Committee. The Audit Committee may delegate to its Chairman the authority to pre-approve services of the independent auditors, provided that the Chairman must report any such approvals to the full Audit Committee at its next scheduled meeting. All Audit, Audit-Related, Tax and All Other Fees described above were approved by the Audit Committee before services were rendered.

66            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

INDEPENDENT AUDITORS

PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR

Proposal No. 4. Ratification of Appointment of the Independent Auditor

The Audit Committee has appointed the firm of RSM US LLP as the independent auditor to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2020 and the Company’s internal control over financial reporting as of December 31, 2020. Representatives of RSM US LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the meeting. Although stockholder ratification of the appointment of the Company’s independent auditor is not required by our bylaws or otherwise, we are submitting the selection of RSM US LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for the Company.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of RSM US LLP as the Company’s independent auditor.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            67

ADDITIONAL INFORMATION

VOTING RIGHTS

Voting Rights

Only stockholders of record at the close of business on April 13, 2020 (“Record Date”) are entitled to vote at the Annual Meeting and any adjournments thereof. On the Record Date, there were 100,954,498 shares of common stock outstanding and eligible to be voted at the Annual Meeting. Each holder of common stock shall have one vote for each share of common stock of the Company in the holder’s name on the Record Date.

Stockholders who do not plan to attend the Annual Meeting in person* or who will attend the Annual Meeting but wish to vote by proxy may do so as follows:

•	Internet: going to www.proxyvote.com and following the online instructions. You will need information from your Notice of Internet Availability or proxy card, as applicable, to submit your proxy.

•	Telephone: calling 1-800-690-6903 and following the voice prompts. You will need information from your Notice of Internet Availability or proxy card, as applicable, to submit your proxy.

•

Mail (if you request to receive your proxy materials by mail): marking your vote on your proxy card, signing your name exactly as it appears on your proxy card, dating your proxy card, and returning it in the envelope provided.

Stockholders who provide their proxy over the internet may incur costs, such as telephone and internet access charges, for which the stockholder is responsible. Eligible stockholders of record will not be able to provide their proxy through the internet or over the telephone after 11:59 p.m. Eastern Time on June 10, 2020. After such time, stockholders of record will only be able to vote by attending the Annual Meeting and voting in person.

A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Corporate Secretary of the Company a written revocation or a duly executed proxy bearing a later date (including a proxy given over the internet or by telephone), or by voting in person at the Annual Meeting. Attendance at the Annual Meeting without voting will not revoke a previously provided proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (“record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct.

If you do not give instructions, whether the broker can vote your shares depends on whether the proposal is considered “routine” or “non-routine” under New York Stock Exchange (“NYSE”) rules. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide instructions. The Ratification of Auditor is the only proposal set forth in this proxy statement that is considered routine.

For each of the proposals to be considered at the Annual Meeting, abstentions and broker non-votes will have the following effect:

Proposal No. 1 – Election of Directors. Broker non-votes and abstentions will have no effect on this proposal.

Proposal No. 2 – Advisory (Non-Binding) Vote on Executive Compensation. Broker non-votes will have no effect on this proposal. Abstentions will have the same effect as votes against the proposal.

Proposal No. 3 – Equity Plan Amendment. Broker non-votes and abstentions will not have any effect on the result of the vote.

Proposal No. 4 – Ratification of Auditor. Abstentions will have the same effect as votes against this proposal.

If your shares are held in the name of a bank or broker, your ability to provide a proxy over the internet or via the telephone will depend on the processes of your bank or broker. Therefore, we recommend that you follow the instructions on the form you receive.

*

If it becomes necessary due to COVID-19 precautions or impacts to change the date, time, location and/or means of holding the Annual Meeting (including solely by means of remote communication), we will announce the change(s) in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

68            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

ADDITIONAL INFORMATION

VOTING RIGHTS

Your proxy is being solicited by the Board of Directors of the Company. Your proxy will be voted as you direct; however, if no instructions are given on an executed and returned proxy, it will be voted FOR the election of the fourteen director nominees for a one year term, FOR the approval of our executive compensation, and FOR the ratification of our auditors.

If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters in their discretion. The Company filed its annual report on Form 10-K for its 2019 fiscal year with the Securities and Exchange Commission (“SEC”) on March 2, 2020. Stockholders may obtain, free of charge, a copy of our annual report on Form 10-K by visiting www.proxyvote.com or www.westernalliancebancorporation.com, or by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            69

ADDITIONAL INFORMATION

VOTING RIGHTS

Quorum and Votes Required

The presence in person or by proxy of the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote, for purposes of determining the presence of a quorum at the Annual Meeting. Our Board of Directors has recommended you vote “FOR” the director-nominees, “FOR” the approval of our executive compensation, “FOR” the approval of the amendment and restatement of the 2005 Stock Incentive Plan, and “FOR” the ratification of our auditor.

Proposal No. 1 – Election of Directors.

A nominee will be elected if the votes cast for the nominee’s election exceed the votes cast against such nominee’s election. There is no cumulative voting in the election of directors.

Proposal No. 2 – Advisory (Non-Binding) Vote on Executive Compensation.

The annual advisory vote will be approved if a majority in voting power of the shares present in person or represented by proxy and entitled to vote cast their votes for the proposal. Because the vote is advisory, neither the Company nor the Board of Directors will be bound to take action based upon the outcome. However, the Compensation Committee and Board of Directors will consider the outcome of the vote when considering future executive compensation arrangements.

Proposal No. 3 – Equity Plan Amendment.

The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment and restatement of the 2005 Stock Incentive Plan.

Proposal No. 4 – Ratification of Auditor.

The proposal to ratify the appointment of RSM US LLP as the Company’s independent auditor will be approved if a majority in voting power of the shares present in person or represented by proxy and entitled to vote cast their votes for the proposal. If the appointment is not approved by the stockholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment in 2020 will stand, unless the Audit Committee finds other good reason for making a change.

Shares in the Company 401(k) Plan

If you hold shares in the Western Alliance Bancorporation 401(k) Plan (the “401(k) Plan”), you may instruct the plan trustee on how to vote your shares in the 401(k) Plan by mail, by telephone or over the internet as described above. You may vote or provide instructions with respect to all of the shares of our common stock allocated to your account on the Record Date.

In addition, your vote or instructions will also apply pro rata, along with the votes or instructions of other participants in the 401(k) Plan who return voting instructions to the trustee, to all shares held in the 401(k) Plan for which voting directions are not received. These undirected shares may include shares credited to the accounts of participants who do not return their voting instructions and shares held in the 401(k) Plan that were not credited to individual participants’ accounts as of the Record Date. The trustee will automatically apply your voting preference to the undirected shares proportionately with all other participants who provide voting directions.

70            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

ADDITIONAL INFORMATION

OTHER MATTERS

Other Matters

Notice and Access

We use the SEC notice and access rule that allows us to furnish our proxy materials to our stockholders over the internet instead of mailing paper copies of those materials. As a result, beginning on or about April 27, 2020, we sent our stockholders by mail a notice of internet availability of proxy materials containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice. Using notice and access allows us to reduce our printing and mailing costs and the environmental impact of our proxy materials. The Company will pay all expenses incurred in this solicitation.

Cost of Proxy Solicitation

The Company is soliciting proxies by mail, over the internet and by telephone, and the Company’s directors, officers and employees may solicit proxies on behalf of the Company without additional compensation. In addition, the Company has retained Morrow Sodali, LLC of 470 West Ave. Stamford, Connecticut 06902, to assist in the solicitation of proxies for a fee of $9,000 plus disbursements based on out-of-pocket expenses, telecommunicators, directory assistance and related telephone expenses. Proxy solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to the beneficial owners of shares held in their names. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to beneficial owners.

Stockholder Proposals for the 2021 Annual Meeting

Any proposal which a stockholder wishes to have included in the Company’s proxy statement and form of proxy relating to its 2021 Annual Meeting of stockholders must be received by the Company in writing on or before the close of business on December 28, 2020 and the proposal must otherwise comply with Rule 14a-8 under the Exchange Act, including the proof of ownership requirements of Rule 14a-8(b)(2), and Delaware law. Proposals must be addressed to the Corporate Secretary at the Company’s principal executive offices located at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004.

Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board of Directors for actions on such proposals. For information on qualifications of director nominees considered by our Governance Committee, see the “Corporate Governance – Director Selection Process” section of this proxy statement.

In addition, under our Bylaws, any stockholder who intends to nominate a candidate for election to the Board of Directors or to propose any business at our 2021 Annual Meeting that is not to be included in the proxy statement, must give notice to our Corporate Secretary between February 11, 2021 and the close of business on March 13, 2021. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements related to the Company’s stock. If the 2021 annual meeting is held more than 30 days from the anniversary of the 2020 Annual Meeting of stockholders, the stockholder must submit notice of any such nomination and of any such proposal that is not to be included in the proxy statement by the later of the 90th day before the 2021 Annual Meeting or the 10th day following the day on which the date of such meeting is first publicly announced. We will not entertain any proposals or nominations at the 2021 Annual Meeting that do not meet the requirements set forth in our Bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, the Company may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. The Company strongly encourages stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

Annual Report on Form 10-K

The Company has filed its Annual Report on Form 10-K for its 2019 fiscal year with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to the Company at One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attention: Corporate Secretary, or from the website www.proxyvote.com.

WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT            71

ADDITIONAL INFORMATION

OTHER MATTERS

Legal Proceedings

No director or executive officer of the Company is a party to any material pending legal proceedings or has a material interest in any such proceedings that is adverse to the Company or any of its subsidiaries.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement, or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notices of Internet Availability of Proxy Materials or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or notify the Company by sending a written request to Western Alliance Bancorporation, One E. Washington Street, Suite 1400, Phoenix, Arizona 85004, Attn: Corporate Secretary, or by calling (602) 389-3500.

Other Business

Except as described above, the Company knows of no business to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxy to vote in accordance with the determination of a majority of the Board of Directors on such matters.

BY ORDER OF THE

BOARD OF DIRECTORS

ROBERT SARVER

EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

Dated: April 27, 2020

72            WESTERN ALLIANCE BANCORPORATION 2020 PROXY STATEMENT

Appendix A

WESTERN ALLIANCE BANCORPORATION

2005 STOCK INCENTIVE PLAN

(As Amended and Restated Effective April 15, 2020)

Western Alliance Bancorporation, a Nevada corporation (the “Company”), sets forth herein the terms of its 2005 Stock Incentive Plan, as amended and restated (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, employees, consultants and advisors, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (on and after the IPO Date), restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

Furthermore, the Plan is an amendment and restatement, as of the Effective Date, of the Bankwest of Nevada 1997 Incentive Stock Option Plan and the Bankwest of Nevada 1997 Nonqualified Stock Option Plan, the Western Alliance Bancorporation 2000 Stock Appreciation Rights Plan, the Western Alliance Bancorporation 2002 Stock Option Plan, any other prior plan of the Company or a predecessor in effect prior to the Effective Date of the Plan under which stock options or other equity awards covering the Company’s Stock remain outstanding to a service provider and, as of the Restatement Effective Date, of the prior amendments and restatements of the Plan that were adopted on April 7, 2005 and March 17, 2014 and any other amendments to the Plan adopted prior to the Restatement Effective Date (the “Prior Plans”). The Plan document therefore is intended to preserve material rights and features of the Prior Plans, and should any material provision of the Plan be determined to impair the rights of a Grantee under an Award granted prior to the Restatement Effective Date of this restated Plan, the Award Agreement covering the Award shall instead be treated as including the material provision as an explicit term, but only to the extent that such material provision does not affect the Award’s exempt status under Section 409A of the Code. In this regard, as of the Restatement Effective Date and notwithstanding the absence of an automatic change in control vesting provision under this amended and restated Plan, any change in control vesting provision of a Prior Plan hereby is incorporated into the Awards outstanding as of the Restatement Effective Date and made under the applicable Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1    “Affiliate” means, with respect to the Company, any company or other trade or business that directly or indirectly controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2    “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) over a performance period of up to one year (the fiscal year, unless otherwise specified by the Committee).

2.3    “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, or cash award under the Plan.

2.4    “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5    “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.6    “Board” means the Board of Directors of the Company.

2.7    “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or an Affiliate; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or an Affiliate; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

2.8    “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9    “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.10    “Company” means Western Alliance Bancorporation.

2.11    “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12    “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

2.13    “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14    “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. .

2.15    “Effective Date” means April 7, 2005, the date the Plan was originally approved by the Board.

2.16    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17    “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted for quotation on The Nasdaq Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day, as determined by the Board) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board’s reasonable application of a reasonable valuation method.

2.18    “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.19    “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.20    “Grantee” means a person who receives or holds an Award under the Plan.

2.21    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22    “IPO Date” means the closing date of the first sale of Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

2.23    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.24    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.25    “Option Price” means the exercise price for each share of Stock subject to an Option.

2.26    “Option Proceeds” means, with respect to an Option, the sum of (i) the Option Price paid in cash, if any, to purchase shares of Stock under such Option, plus (ii) the value of all federal, state, and local deductions to which the Company is entitled with respect to the exercise of such Option determined using the highest Federal tax rate applicable to corporations and a blended tax rate for state and local taxes based on the jurisdictions in which the Company does business and giving effect to the deduction of state and local taxes for Federal tax purposes.

2.27    “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.28    “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.29    “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.30    “Plan” means this Western Alliance Bancorporation 2005 Stock Incentive Plan, as amended and restated.

2.31    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.32    “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act

2.33     “Restatement Effective Date” means April 15, 2020, the date the Plan is approved by the Board.

2.34    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.35    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.36    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.37    “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.38    “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.39    “Stock” means the common stock, par value $.0001 per share, of the Company.

2.40    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof. SARs may only be awarded under the Plan on and after the IPO Date, and during a period that the Company remains publicly traded. Notwithstanding the preceding sentence, SARs awarded under a Prior Plan on or before October 3, 2004 shall continue in effect under the Plan under the term then in effect under the Award Agreement for the respective SAR.

2.41    “Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.42    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.43    “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.44    “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.45    “Transition Period” means the reliance period described in Treas. Reg. Section 1.162-27(f) or a successor provision.

2.46    “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.    Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate for the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.    Committee.

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the articles of incorporation and by-laws of the Company and applicable law.

(i)    On and after the IPO Date, except as provided in subsection (ii) hereof and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) meet such requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act, and (b) comply with the independence requirements, if any, of the stock exchange on which the Stock is listed.

(ii)    The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

3.3.    Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)    designate Grantees,

(ii)    determine the type or types of Awards to be made to a Grantee,

(iii)    determine the number of shares of Stock to be subject to an Award, provided the number of shares of stock subject to an Award shall be determined prior to the Grant Date, except as otherwise provided in the Plan,

(iv)    establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)    prescribe the form of each Award Agreement evidencing an Award, and

(vi)    amend, modify, or supplement the terms of any outstanding Award, provided that in the event such action causes an Award that is otherwise exempt from Section 409A of the Code and the guidance issued thereunder to become subject to

Section 409A of the Code and the guidance issued thereunder, the Award will comply with the requirements of Section 409A of the Code and the guidance issued thereunder. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom, while remaining in compliance with, or exempt from, the requirements of Section 409A of the Code. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

3.4.    Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish in writing that is intended to satisfy Section 409A of the Code, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans.

3.5.    No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6.    Book Entry.

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan and any Prior Plan shall be 12,180,000. Of the shares of Stock so designated for issuance under the Plan, 1,423,434 shares represent Awards outstanding as of the Restatement Effective Date. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

If the Option Price of any Option granted under the Plan, or if pursuant to Section 18.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of shares of Stock reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

The number of shares of Stock reserved under this Section 4 shall be increased by the number of any shares of Stock that are repurchased by the Company with Option Proceeds (as defined herein) in respect of the exercise of an Option; provided, however, that the number of shares of Stock contributed to number of shares of Stock reserved under this Section 4 in respect of the use of Option Proceeds for repurchase shall not be greater than: (A) the amount of such Option Proceeds, divided by (B) the Fair Market Value on the date of exercise of the applicable Option.

5.	EFFECTIVE DATE, RESTATEMENT EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.    Effective Date; Restatement Effective Date.

The Plan was originally effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders within one year of the Effective Date. This amendment and restatement of the Plan shall be effective as of the Restatement Effective Date, subject to approval by the Company’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Restatement Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Restatement Effective Date. If the stockholders fail to approve the Plan within one year after the Restatement Effective Date, any Awards made hereunder relating to the period on or after the Restatement Effective Date shall be null and void and of no effect.

5.2.    Term.

The Plan shall terminate automatically on April 15, 2030 and may be terminated on any earlier date as provided in Section 5.3.

5.3.    Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.    Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to any Service Provider whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.    Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.    Limitation on Shares of Stock Subject to Awards and Cash Awards.

During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, but only after the Transition Period has expired:

(i)    the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is one hundred fifty thousand (150,000) per calendar year;

(ii)    the maximum number of shares of Stock that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is three hundred thousand (300,000) per calendar year; and

(iii)    the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any calendar year by any one Grantee shall be $5,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $15,000,000.

(iv)    the maximum amount of total compensation (including shares of Stock and cash awards) that can be awarded to or earned by any Outside Director under the Plan in any calendar year shall be $600,000. For purposes of applying the limit in the preceding sentence, any shares of Stock awarded shall be valued at the grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation-Stock Compensation.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

6.4.    Substitute or Exchange Awards.

Awards granted under the Plan may, in the discretion of the Board, be granted in substitution or exchange for any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate, provided that, to the extent such substitution or exchange causes an Award that is otherwise exempt from Section 409A of the Code and guidance issued thereunder to become subject to Section 409A of the Code and the guidance issued thereunder, the Award will comply with

Section 409A of the Code and the guidance issued thereunder. Such substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. Notwithstanding anything in Section 8.1 or 9.1 below to the contrary, any Awards granted under this Section 6.4 that are in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate may be granted at an Option Price or grant price, as the case may be, at least equal to the Fair Market Value of the Stock.

6.5    Option or SAR Repricing.

Notwithstanding any other provision of the Plan, without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, “full value” awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment made pursuant to Section 17.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.    Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.    Vesting.

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Company as provided in Section 5.1 hereof.

8.3.    Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4.    Termination from Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.    Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6.    Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of whole shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number as is set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

8.7.    Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.    Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9.    Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution or pursuant to a domestic relations order as referred to in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

8.10.    Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift; (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.    Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.    Right to Payment.

An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the Fair Market Value of one share of Stock on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.

9.2.    Other Terms.

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1.     Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2.     Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 14.1 and 14.2. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3.     Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend (or legends) that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4.     Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5.     Rights of Holders of Stock Units.

10.5.1.     Voting and Dividend Rights.

Holders of Stock Units shall have no right to vote any Stock promised upon settlement of the Stock Unit or to “vote” the Stock Unit. Subject to the requirements of Section 409A of the Code, if applicable, the Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2.     Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.    Termination of Service.

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7.    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

10.8.    Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2.    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares, if acquired from the Company and if so required by the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3.    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock) for any period that the Company is publicly traded, to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4.    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.    Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board, subject to the requirements of Section 409A of the Code, if applicable. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

13.2.    Termination of Service.

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

14.1.    Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards.

14.2.    Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee, subject to the requirements of Section 409A of the Code, if applicable. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify in writing the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

14.3.    Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing..

14.4.    Status of Awards Under Code Section 162(m).

Performance Awards and Annual Incentive Awards granted prior to November 2, 2017 to a Covered Employee and otherwise considered to be “grandfathered” under Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, shall not be subject to any amendment under this amendment and restatement of the Plan to the extent such amendment otherwise would be considered a material modification.

15.	PARACHUTE LIMITATIONS

Notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under the Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under the Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under the Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under the Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under the Plan be deemed to be a Parachute Payment.

16.	REQUIREMENTS OF LAW

16.1.    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2.    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1.    Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Furthermore, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate to reflect such distribution, adjust (i) the number and kind of shares for which grants of Option and other Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and/or (iii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2.	Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3.	Corporate Transaction.

Except as otherwise provided in the applicable Award Agreement, and subject to the exceptions set forth in the last sentence of this Section 17.3 and the last sentence of Section 17.4, upon the occurrence of a Corporate Transaction:

(i)    all outstanding shares of Restricted Stock shall be deemed to have vested as of the day immediately prior to the occurrence of such Corporate Transaction, conditioned upon the closing of such Corporate Transaction,

(ii)    all outstanding Stock Units shall be deemed to have vested, and the shares of Stock subject thereto shall be delivered, in such manner and at such time as provided in the applicable Award Agreement, and

(iii)     either of the following two actions shall be taken:

(A)    fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B)    the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction the Plan, and all outstanding but unexercised Options and SARs shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices, in which event the Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided.

17.4.	Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2 and 17.3.

17.5.	No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.	GENERAL PROVISIONS

18.1.	Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. The Company or Affiliate shall withhold only the minimum amount necessary to satisfy applicable statutory withholding requirements, provided that the Company or Affiliate may permit a Grantee to elect to have an additional amount withheld (up to the maximum allowed by law and to the extent allowed under Section 409A of the Code). At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4.	Section 409A of the Code.

Except as otherwise provided, the terms of the Plan are intended to be exempt from Section 409A of the Code and the guidance issued thereunder (“Section 409A”). To the extent a provision of the Plan is not exempt from Section 409A, the Board may, in its sole discretion, take such steps as it deems reasonable to provide the coverage or benefits provided under the Plan so as to comply with Section 409A. An Award may be designed to be exempt from, or comply with, Section 409A. Notwithstanding anything to the contrary in the Plan or Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, and only to the extent any amounts or benefits payable under an Award are subject to Section 409A and triggered by a Grantee’s termination of employment, amounts that would otherwise be payable and benefits that would otherwise be provided to a specified employee (as defined in Section 409A) pursuant to the Plan during the six month period immediately following the Grantee’s separation from service (as defined in Section 409A) shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company, nor the Board, nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company, nor the Board, nor the Committee will have any liability to any Grantee for such tax or penalty.

18.5.	Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.6.	Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.7.	Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.8.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9.	Governing Law.

The validity and construction of the Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Nevada, to the extent not governed by federal law, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

Western Alliance Bank®

One East Washington Street, Suite 1400
Phoenix, Arizona 85004
(602) 389-3500 | westernalliancebank.com

Alliance Association Bank, Alliance Bank of Arizona, Bank of Nevada, Bridge Bank, First Independent Bank and Torrey Pines Bank are divisions of Western Alliance Bank. Member FDIC. Western Alliance Bank is the primary subsidiary of Western Alliance Bancorporation. ©2020 Western Alliance Bancorporation

WESTERN ALLIANCE BANCORPORATION ONE E. WASHINGTON, SUITE 1400 PHOENIX, AZ 85004

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/10/2020 for shares held directly and by 11:59 P.M. ET on 06/05/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/10/2020 for shares held directly and by 11:59 P.M. ET on 06/05/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL #	0000000000000000

NAME

THE COMPANY NAME INC. - COMMON	SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345
THE COMPANY NAME INC. - 401 K		123,456,789,012.12345

☒	PAGE 1 OF 2
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees
		For	Against	Abstain

1a.	Bruce Beach	☐	☐	☐

1b.	Juan Figuereo	☐	☐	☐

1c.	Howard Gould	☐	☐	☐

1d.	Steven Hilton	☐	☐	☐

1e.	Marianne Boyd Johnson	☐	☐	☐

1f.	Robert Latta	☐	☐	☐

1g.	Todd Marshall	☐	☐	☐

1h.	Adriane McFetridge	☐	☐	☐

1i.	Michael Patriarca	☐	☐	☐

1j.	Robert Sarver	☐	☐	☐

1k.	Bryan Segedi	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

		For	Against	Abstain
1l.	Donald Snyder	☐	☐	☐

1m.	Sung Won Sohn, Ph.D.	☐	☐	☐

1n.	Kenneth A. Vecchione	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	Approve, on a non-binding advisory basis, executive compensation.	☐	☐	☐

3.	Approve the amendment and restatement of the 2005 Stock Incentive Plan	☐	☐	☐
to increase the number of shares of the Company’s common stock available for issuance thereunder, extend the termination date of the plan to 2030 and make certain other changes.

4.	Ratify the appointment of RSM US LLP as the Company’s independent auditor.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

SHARES CUSIP # SEQUENCE #
JOB #
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000462399_1 R1.0.1.18	02 0000000000

Western Alliance
Bancorporation®

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10-K Wrap are available at www.proxyvote.com

WESTERN ALLIANCE BANCORPORATION Annual Meeting of Stockholders June 11, 2020 11:00 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoints Dale Gibbons and Randall S. Theisen, or either of them, as proxies, with full power of substitution, to vote shares of common stock of WESTERN ALLIANCE BANCORPORATION (“WAL”) owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM MST June 11, 2020, at 1 E. Washington St., Ste 1400, Phoenix, AZ 85004, and any adjournment or postponement thereof ("Annual Meeting"), as specified on the reverse side of this proxy card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

The undersigned also provides directions to Charles Schwab Trust Co., Trustee, to vote shares of common stock of WAL allocated to accounts of the undersigned under the WAL 401(K) Plan, and which are entitled to be voted, at the Annual Meeting, as specified on the reverse side of this proxy card.

Where a vote is not specified: The proxies will vote all such shares owned of record as recommended by the Board of Directors on all proposals; and the Trustee will vote all such shares allocated to the WAL 401(K) Plan account of the undersigned on all proposals in the same manner and proportion as shares for which voting instructions are received.

Continued and to be signed on reverse side

0000462399_2 R1.0.1.18